UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07148

Schwartz Investment Trust
(Exact name of registrant as specified in charter)

801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan	48170
(Address of principal executive offices)	(Zip code)

George P. Schwartz

Schwartz Investment Counsel, Inc. 801 W. Ann Arbor Trail, Plymouth, MI 48170
(Name and address of agent for service)

Registrant's telephone number, including area code:	(734) 455-7777

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

Schwartz Value Focused Fund RCMFX

2022

annual report

Schwartz Value Focused Fund

Shareholder Services c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-0753	Investment Adviser Schwartz Investment Counsel, Inc. 801 W. Ann Arbor Trail Suite 244 Plymouth, MI 48170

Dear Fellow Shareholders:

2022 was a good year for the Schwartz Value Focused Fund (“the Fund”) with a total return of 21.15%, compared to -17.77% for the benchmark S&P 1500 Index, and -14.02% for the Morningstar Mid-Cap Blend category average. For the year, the Fund ranked #1 out of 370 equity mutual funds in the Morningstar Mid-Cap Blend category. This performance has been recognized by the investment community, as the Fund was highlighted in The Wall Street Journal’s January 9, 2023 edition, in the article titled “The Best Stock-Fund Managers of 2022.” As stated in the article, the Fund’s 2022 performance ranked #3 out of 1,410 U.S. equity funds, as tracked by Morningstar, an independent rating service.

The Fund’s outperformance in 2022 was driven primarily by the Fund’s energy sector investments. In particular, the share prices of Chevron Corporation (oil & natural gas integrated), Devon Energy (oil & natural gas exploration and production), Pioneer Natural Resources Company (oil & natural gas exploration and production), Schlumberger Limited (oil & natural gas equipment and services), and Texas Pacific Land Corporation (real estate and royalties) all rose substantially in 2022. We believe the worldwide demand for energy, including oil and natural gas, will continue to grow for many years. With rising demand, coupled with constrained supply (due to a myriad of factors), we believe energy prices may escalate in 2023 and beyond. As such, we remain optimistic that the Fund’s energy sector companies will continue to grow revenues, earnings, cash flows, and dividends.

The Fund’s five best performing securities in 2022 were:

Company	Industry	2022 Return
Schlumberger Limited	Oil/Gas Equipment & Services	91.98%
Texas Pacific Land Corporation	Real Estate/Royalties	91.28%
Devon Energy Corporation	Oil/Gas Exploration & Production	67.21%
Chevron Corporation	Integrated Oil/Gas	56.94%
Pioneer Natural Resources Co.	Oil/Gas Exploration & Production	44.11%

The Fund’s five worst performing securities in 2022 were:

Company	Industry	2022 Return
Purple Innovation, Inc.	Consumer Products	-44.22%
Garmin Ltd.	Technology Products	-30.38%
Moody’s Corporation	Debt Rating Services	-28.04%
Vontier Corporation	Technology Mobility	-27.49%
CME Group Inc.	Financial Exchanges	-20.48%

1

Due to its strong performance in 2021 and 2022, the Fund’s longer-term performance measures have markedly improved. For the 3-year and 5-year periods ending December 31, 2022, the Fund placed in the 1st percentile in Morningstar’s Mid-Cap Blend category. The Fund’s 1, 3, 5, and 10-year performance figures for periods ending December 31, 2022 are as follows:

	Average Annual Total Return For the Periods Ending 12/31/22
	1 year	3 years	5 years	10 years
Schwartz Value Focused Fund	21.15%	21.04%	14.09%	10.06%
S&P 1500 Index	-17.77%	7.59%	9.15%	12.40%

Value-oriented investment managers were vindicated in 2022. It was a year in which many investors got sucked into the vortex of a speculative stock market mania driven by tech stocks that got ridiculously overpriced, even though many were unprofitable enterprises. These “story stocks” were hailed as industry disruptors, and no share price was too high. The carnage here was brutal.

Recent performance of 10 former high-flying technology stocks:

Company	Performance Since 2021 Peak through 2022 Year End
Carvana Co.	-99%
Peloton Interactive, Inc.	-95%
Coinbase Global, Inc.	-92%
Teladoc Health, Inc.	-92%
Leamonade, Inc.	-91%
Robinhood Markets, Inc.	-91%
Snap Inc.	-90%
Zoom Video Communications, Inc.	-88%
Docusign, Inc.	-83%
Spotify Technology S.A.	-80%

Individual and institutional investors alike in these issues probably learned again the truism that real investing is not a game, and success is not assured. One cannot ignore valuations and expect to achieve successful results. Fundamentals matter.

In managing the Schwartz Value Focused Fund, we will continue to pursue a risk-averse, value-focused investment approach that utilizes fundamental security analysis to identify securities available at a discount to intrinsic value. We believe this approach provides the best opportunities to achieve above-average investment results.

2

The year-end distribution of $0.394 per share consisted solely of investment income, as there were no realized short or long-term capital gains. The net asset value of the Fund ended the year at $45.06 per share.

Thank you for being a shareholder in the Schwartz Value Focused Fund.

Timothy S. Schwartz, CFA	George P. Schwartz, CFA
Lead Portfolio Manager	Co-Portfolio Manager

Past performance is no guarantee of future results. Rank in Category is the fund’s total return percentile rank relative to all funds that have the same Morningstar Category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1.

3

SCHWARTZ VALUE FOCUSED FUND
PERFORMANCE
(Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Schwartz Value Focused Fund and the S&P 1500 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Ratio information as of:	Year Ended 12-31-21 (as disclosed in May 1, 2022 prospectus)	Year Ended 12-31-22
Gross	1.32%*	1.28%
Net	1.26%*	1.25%

*	Includes Acquired Fund Fees and Expenses and had been adjusted to reflect a reduction in the annual management fees of 0.20% effective May 1, 2022 (Note 2).

4

SCHWARTZ VALUE FOCUSED FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (Unaudited)

	SCHWARTZ VALUE FOCUSED FUND(a)	S&P 1500 INDEX(b)	VALUE LINE COMPOSITE(c)
1984	11.1%	N/A	-8.4%
1985	21.7%	N/A	20.7%
1986	16.4%	N/A	5.0%
1987	-0.6%	N/A	-10.6%
1988	23.1%	N/A	15.4%
1989	8.3%	N/A	11.2%
1990	-5.3%	N/A	-24.3%
1991	32.0%	N/A	27.2%
1992	22.7%	N/A	7.0%
1993	20.5%	N/A	10.7%
1994	-6.8%	N/A	-6.0%
1995	16.9%	36.5%	19.3%
1996	18.3%	22.4%	13.4%
1997	28.0%	32.9%	21.1%
1998	-10.4%	26.4%	-3.8%
1999	-2.5%	20.3%	-1.4%
2000	9.3%	-7.0%	-8.7%
2001	28.1%	-10.6%	-6.1%
2002	-14.9%	-21.3%	-28.6%
2003	39.3%	29.6%	37.4%
2004	22.6%	11.8%	11.5%
2005	3.8%	5.7%	2.0%
2006	14.3%	15.3%	11.0%
2007	-11.1%	5.5%	-3.8%
2008	-35.9%	-36.7%	-48.7%
2009	34.8%	27.2%	36.8%
2010	12.0%	16.4%	20.5%
2011	5.6%	1.7%	-11.4%
2012	5.4%	16.2%	9.5%
2013	24.7%	32.8%	35.5%
2014	-4.7%	13.1%	2.7%
2015	-15.5%	1.0%	-11.2%
2016	18.1%	13.0%	13.5%
2017	13.7%	21.1%	11.1%
2018	-8.1%	-5.0%	-16.0%
2019	18.7%	30.9%	16.9%
2020	11.6%	17.9%	1.2%
2021	31.1%	28.5%	18.1%
2022	21.2%	-17.8%	-20.2%

(a)

Schwartz Value Focused Fund’s performance combines the performance of the Fund since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(b)	Inception date of the S&P 1500 Index is December 30, 1994.
(c)	Excluding dividends.

5

SCHWARTZ VALUE FOCUSED FUND
AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2022 (Unaudited)

	SCHWARTZ VALUE FOCUSED FUND(a)	S&P 1500 INDEX(b)	VALUE LINE COMPOSITE(c)
3 Years	21.0%	7.6%	-1.0%
5 Years	14.1%	9.2%	-0.9%
10 Years	10.1%	12.4%	3.8%
20 Years	8.4%	9.9%	3.6%
39 Years	9.4%	N/A	2.6%

(a)

Schwartz Value Focused Fund’s performance combines the performance of the Fund since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(b)	Inception date of the S&P 1500 Index is December 30, 1994.
(c)	Excluding dividends.

6

SCHWARTZ VALUE FOCUSED FUND
TEN LARGEST HOLDINGS
December 31, 2022 (Unaudited)

Shares	Security Description	Fair Value	% of Net Assets
5,500	Texas Pacific Land Corporation	$12,893,265	24.9%
24,400	Intercontinental Exchange, Inc.	2,503,196	4.8%
9,000	RH	2,404,710	4.7%
17,390	Franco-Nevada Corporation	2,373,387	4.6%
12,169	Chevron Corporation	2,184,214	4.2%
12,400	CME Group, Inc.	2,085,184	4.0%
47,600	St. Joe Company (The)	1,839,740	3.6%
84,900	Vontier Corporation	1,641,117	3.2%
29,800	Schlumberger Ltd.	1,593,108	3.1%
6,000	Pioneer Natural Resources Company	1,370,340	2.6%

ASSET ALLOCATION (Unaudited)

% of Net Assets
COMMON STOCKS
Sector
Consumer Discretionary	14.2%
Energy	12.3%
Financials	11.9%
Health Care	0.1%
Industrials	5.4%
Materials	9.2%
Real Estate	28.5%
Technology	2.3%
Money Market Funds, Other Assets in Excess of Liabilities	16.1%
100.0%

7

SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
December 31, 2022

COMMON STOCKS — 83.9%	Shares	Fair Value
Consumer Discretionary — 14.2%
Automotive — 1.5%
Gentex Corporation	28,800	$785,376

Home & Office Products — 1.6%
Purple Innovation, Inc. *	175,000	838,250

Home Construction — 2.5%
Masco Corporation	27,900	1,302,093

Leisure Facilities & Services — 2.3%
Madison Square Garden Sports Corporation	6,400	1,173,312

Leisure Products — 1.6%
YETI Holdings, Inc. *	20,000	826,200

Retail - Discretionary — 4.7%
RH *	9,000	2,404,710

Energy — 12.3%
Oil & Gas Producers — 9.2%
Chevron Corporation	12,169	2,184,214
Devon Energy Corporation	20,000	1,230,200
Pioneer Natural Resources Company	6,000	1,370,340
		4,784,754
Oil & Gas Services & Equipment — 3.1%
Schlumberger Ltd.	29,800	1,593,108

Financials — 11.9%
Institutional Financial Services — 8.8%
CME Group, Inc.	12,400	2,085,184
Intercontinental Exchange, Inc.	24,400	2,503,196
		4,588,380
Insurance — 3.1%
Berkshire Hathaway, Inc. - Class A *	2	937,422
Markel Corporation *	500	658,745
		1,596,167
Health Care — 0.1%
Biotech & Pharma — 0.1%
Avid Bioservices, Inc. *	5,000	68,850

8

SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 83.9% (Continued)	Shares	Fair Value
Industrials — 5.4%
Electrical Equipment — 4.3%
A.O. Smith Corporation	10,600	$606,744
Vontier Corporation	84,900	1,641,117
		2,247,861
Industrial Support Services — 1.1%
U-Haul Holding Company	1,000	60,190
U-Haul Holding Company - Series N	9,000	494,820
		555,010
Materials — 9.2%
Chemicals — 1.6%
Valvoline, Inc.	25,000	816,250

Containers & Packaging — 0.4%
Ardagh Metal Packaging S.A.	50,000	240,500

Metals & Mining — 7.2%
Barrick Gold Corporation	35,300	606,454
Franco-Nevada Corporation	17,390	2,373,387
Pan American Silver Corporation	45,500	743,470
		3,723,311
Real Estate — 28.5%
Real Estate Owners & Developers — 28.5%
St. Joe Company (The)	47,600	1,839,740
Texas Pacific Land Corporation	5,500	12,893,265
		14,733,005
Technology — 2.3%
Technology Hardware — 0.5%
Garmin Ltd.	2,500	230,725

Technology Services — 1.8%
Mastercard, Inc. - Class A	1,500	521,595
Moody’s Corporation	1,500	417,930
		939,525

Total Common Stocks (Cost $25,935,722)		$43,447,387

9

SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 16.0%	Shares	Fair Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 3.97% (a)	2,480,746	$2,480,746
Federated Hermes Treasury Obligations Fund - Institutional Shares, 4.15% (a)	2,480,746	2,480,746
Federated Hermes U.S. Treasury Cash Reserves Fund - Institutional Shares, 3.85% (a)	2,442,705	2,442,705
Invesco Short-Term Investments Trust (The) - Treasury Portfolio - Institutional Class, 4.19% (a)	899,682	899,682
Total Money Market Funds (Cost $8,303,879)		$8,303,879

Total Investments at Fair Value — 99.9% (Cost $34,239,601)		$51,751,266

Other Assets in Excess of Liabilities — 0.1%		21,308

Net Assets — 100.0%		$51,772,574

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2022.
See notes to financial statements.

10

SCHWARTZ VALUE FOCUSED FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

ASSETS
Investments, at fair value (cost of $34,239,601) (Note 1)	$51,751,266
Cash	1,825
Receivable for capital shares sold	46,677
Dividends receivable	89,689
Other assets	14,317
TOTAL ASSETS	51,903,774

LIABILITIES
Payable for capital shares redeemed	10,672
Payable to Adviser (Note 2)	102,568
Payable to administrator (Note 2)	4,386
Other accrued expenses	13,574
TOTAL LIABILITIES	131,200

NET ASSETS	$51,772,574

NET ASSETS CONSIST OF:
Paid-in capital	$34,481,786
Distributable earnings	17,290,788
NET ASSETS	$51,772,574

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,149,070

Net asset value, offering price and redemption price per share (Note 1)	$45.06

See notes to financial statements.

11

SCHWARTZ VALUE FOCUSED FUND
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2022

INVESTMENT INCOME
Dividends	$856,873
Foreign withholding taxes on dividends	(7,117)
TOTAL INVESTMENT INCOME	849,756

EXPENSES
Investment advisory fees (Note 2)	256,610
Administration, accounting and transfer agent fees (Note 2)	38,565
Legal fees	29,174
Registration and filing fees	27,299
Audit and tax services fees	16,047
Shareholder reporting expenses	8,667
Custodian and bank service fees	7,760
Trustees’ fees and expenses (Note 2)	5,134
Postage and supplies	3,909
Insurance expense	3,665
Compliance service fees and expenses (Note 2)	1,726
Other expenses	13,549
TOTAL EXPENSES	412,105
Less fee reductions by the Adviser (Note 2)	(36,210)
Previous investment advisory fee reductions recouped by the Adviser (Note 2)	25,276
NET EXPENSES	401,171

NET INVESTMENT INCOME	448,585

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from investment transactions	(221,016)
Net change in unrealized appreciation (depreciation) on investments	6,358,455
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	6,137,439

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,586,024

See notes to financial statements.

12

SCHWARTZ VALUE FOCUSED FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS
Net investment income	$448,585	$68,100
Net realized gains (losses) from investment transactions	(221,016)	1,420,261
Net change in unrealized appreciation (depreciation) on investments	6,358,455	3,917,570
Net increase in net assets resulting from operations	6,586,024	5,405,931

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(448,446)	(1,488,406)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	26,360,198	6,691,800
Reinvestment of distributions to shareholders	401,888	1,430,459
Payments for shares redeemed	(4,688,357)	(6,575,752)
Net increase in net assets from capital share transactions	22,073,729	1,546,507

TOTAL INCREASE IN NET ASSETS	28,211,307	5,464,032

NET ASSETS
Beginning of year	23,561,267	18,097,235
End of year	$51,772,574	$23,561,267

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	621,397	161,720
Shares issued in reinvestment of distributions to shareholders	8,925	38,257
Shares redeemed	(109,141)	(164,577)
Net increase in shares outstanding	521,181	35,400
Shares outstanding, beginning of year	627,889	592,489
Shares outstanding, end of year	1,149,070	627,889

See notes to financial statements.

13

SCHWARTZ VALUE FOCUSED FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net asset value at beginning of year	$37.52	$30.54	$28.03	$23.62	$26.44

Income (loss) from investment operations:
Net investment income (loss)	0.39	0.12	0.15	(0.03)	(0.08)
Net realized and unrealized gains (losses) on investments	7.54	9.39	3.11	4.44	(2.08)
Total from investment operations	7.93	9.51	3.26	4.41	(2.16)

Less distributions from:
Net investment income	(0.39)	(0.12)	(0.15)	—	—
Net realized gains on investments	—	(2.41)	(0.60)	—	(0.66)
Total distributions	(0.39)	(2.53)	(0.75)	—	(0.66)

Net asset value at end of year	$45.06	$37.52	$30.54	$28.03	$23.62

Total return (a)	21.15%	31.14%	11.62%	18.67%	(8.14%)

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$51,773	$23,561	$18,097	$22,461	$19,428

Ratio of total expenses to average net assets	1.28%	1.51%	1.71%	1.61%	1.67%

Ratio of net expenses to average net assets (b)	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment income (loss) to average net assets (b)	1.39%	0.28%	0.49%	(0.13%)	(0.31%)

Portfolio turnover rate	14%	18%	45%	28%	34%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratio was determined after advisory fee reductions and/or recoupments (Note 2).
See notes to financial statements.

14

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2022

1. Organization and Significant Accounting Policies

Schwartz Value Focused Fund (the “Fund”) is a non-diversified series of Schwartz Investment Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. Other series of the Trust are not incorporated in this report. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for information regarding the principal investment strategies of the Fund.

Shares of the Fund are sold at net asset value (“NAV”). To calculate the NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the NAV per share.

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Valuation of investments — Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an Official Closing Price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Fixed income securities, if any, are generally valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. Investments representing shares of other open-end investment companies are valued at their NAV as reported by such companies. When using quoted prices and when the market for the securities are considered active, the securities will be classified as Level 1 within the fair value hierarchy (see below). Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security

15

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●    Level 1 – quoted prices in active markets for identical securities

●    Level 2 – other significant observable inputs

●    Level 3 – significant unobservable inputs

U.S. Government & Agencies securities held by the Fund, if any, are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments and the levels assigned to the investments, by security type, as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks	$43,447,387	$—	$—	$43,447,387
Money Market Funds	8,303,879	—	—	8,303,879
Total	$51,751,266	$—	$—	$51,751,266

Refer to the Fund’s Schedule of Investments for a listing of the securities by security type, sector and industry type. There were no Level 3 securities or derivative instruments held by or transferred in/out of the Fund as of or during the year ended December 31, 2022.

(b) Income taxes — The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

16

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of December 31, 2022:

Federal income tax cost	$34,239,601
Gross unrealized appreciation	$18,274,240
Gross unrealized depreciation	(762,575)
Net unrealized appreciation	17,511,665
Undistributed ordinary income	139
Accumulated capital and other losses	(221,016)
Distributable earnings	$17,290,788

As of December 31, 2022, the Fund had a short-term capital loss carryforward of $221,016 for federal income tax purposes, which may be carried forward indefinitely. This capital loss carryforward is available to offset net realized gains in future years, thereby reducing future taxable gain distributions.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Investment transactions and investment income — Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is recognized on the accrual basis. Realized capital gains and losses on investment transactions are determined on the identified cost basis. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

(d) Dividends and distributions — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-

17

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

dividend date. The tax character of distributions paid to shareholders during the years ended December 31, 2022 and 2021 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions*
December 31, 2022	$448,446	$—	$448,446
December 31, 2021	$68,386	$1,419,975	$1,488,361

*

Total Distributions may not tie to the amounts listed on the Statements of Changes in Net Assets due to reclassifications of the character of the distributions as a result of permanent differences between the financial statements and income tax reporting.

(e) Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Common expenses — Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

2. Investment Advisory Agreement and Transactions with Related Parties

The Chairman and President of the Trust is also the Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. Effective May 1, 2022, the Adviser receives from the Fund a quarterly fee at the annual rate of 0.75% per annum of the Fund’s average daily net assets. Prior to May 1, 2022, the Adviser received from the Fund a quarterly fee at the annual rate of 0.95% per annum of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of the Fund’s expenses until at least May 1, 2023, so that the ordinary operating expenses of the Fund do not exceed 1.25% per annum of average daily net assets. Accordingly, during the year ended December 31, 2022, the Adviser reduced its investment advisory fees by $36,210.

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided repayment to the Adviser does not cause the ordinary operating expenses of the Fund to exceed 1.25% per annum of average daily net assets. During the year ended December 31, 2022, the Fund recouped $25,276 of prior years’ investment advisory fee

18

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

reductions. As of December 31, 2022, the Adviser may seek recoupment of investment advisory fee reductions totaling $180,194 no later than the dates stated below:

December 31, 2023	$79,720
December 31, 2024	64,264
December 31, 2025	36,210
Total	$180,194

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which the Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily NAV per share, maintains the financial books and records of the Fund, maintains the records of each shareholder’s account, and processes purchases and redemptions of the Fund’s shares. For these services Ultimus receives fees computed as a percentage of the average daily net assets of the Fund, subject to a minimum monthly fee.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as the Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) receives from the Trust an annual retainer of $63,000 (except that such fee is $76,500 for the Lead Independent Trustee/Chairman of the Governance Committee and $71,500 for the Chairman of the Audit Committee), payable quarterly; a fee of $6,000 for attendance at each meeting of the Board of Trustees; plus reimbursement of travel and other expenses incurred in attending meetings. Trustee Emeritus, if any, receives one-half of both the annual retainer and fee for attendance at each meeting; plus reimbursement of travel and other expenses incurred in attending meetings. The Fund paid its proportionate share of the Independent Trustees’ fees and expenses along with the other series of the Trust.

3. Investment Transactions

During the year ended December 31, 2022, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $17,977,693 and $4,052,957, respectively.

4. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum

19

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5. Sector Risk

If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected. As of December 31, 2022, the Fund had 28.5% of the value of its net assets invested in common stocks within the real estate sector. The Fund had 24.9% of the value of its net assets invested in Texas Pacific Land Corporation (“TPL”) within the real estate sector. The financial statements for TPL can be found at www.sec.gov.

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

20

SCHWARTZ VALUE FOCUSED FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Schwartz Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Schwartz Value Focused Fund, one of the series constituting the Schwartz Investment Trust (the “Fund”), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed

21

SCHWARTZ VALUE FOCUSED FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

February 22, 2023

We have served as the auditor of one or more Schwartz Investment Trust investment companies since 1993.

22

SCHWARTZ VALUE FOCUSED FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Year of Birth	Position Held with the Trust	Length of Time Served
Interested Trustee:
*	George P. Schwartz, CFA	801 W. Ann Arbor Trail, Plymouth, MI	1944	Chairman of the Board/President/Trustee	Since 1992
Independent Trustees:
	Donald J. Dawson, Jr.	801 W. Ann Arbor Trail, Plymouth, MI	1947	Trustee	Since 1993
	John J. McHale, Jr.	801 W. Ann Arbor Trail, Plymouth, MI	1949	Trustee	Since 2014
	Edward J. Miller	801 W. Ann Arbor Trail, Plymouth, MI	1946	Trustee	Since 2017
	William A. Morrow	801 W. Ann Arbor Trail, Plymouth, MI	1947	Trustee	Since 2018
Executive Officers:
*	Robert C. Schwartz	801 W. Ann Arbor Trail, Plymouth, MI	1976	Vice President and Secretary	Since 2013
*	Timothy S. Schwartz, CFA	5060 Annunciation Circle, Ave Maria, FL	1971	Treasurer	Since 2000
*	Cathy M. Stoner, CPA, IACCP	801 W. Ann Arbor Trail, Plymouth, MI	1970	Chief Compliance Officer	Since 2010

*

George P. Schwartz, Robert C. Schwartz, Timothy S. Schwartz and Cathy M. Stoner, as affiliated persons of Schwartz Investment Counsel, Inc., the Funds’ investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. George P. Schwartz is the father of Robert C. Schwartz and Timothy S. Schwartz.

23

SCHWARTZ VALUE FOCUSED FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Each Trustee oversees seven series of the Trust: the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund, the Ave Maria Focused Fund, the Ave Maria Bond Fund and the Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

George P. Schwartz, CFA is Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. and the co-portfolio manager of the Fund.

Donald J. Dawson, Jr. retired in March 2015. Prior to retirement, he was Chairman of Payroll 1, Inc. (a payroll processing company).

John J. McHale, Jr. is a consultant to the Commissioner of Major League Baseball. From 2015 until 2020, he was the Special Assistant to Commissioner of Major League Baseball.

Edward J. Miller retired in 2019. Prior to his retirement, he was Vice Chairman and Director of Detroit Investment Fund from 2001 until 2019 and Invest Detroit Foundation (financiers for redevelopment of Detroit, Michigan) from 2010 until 2019.

William A. Morrow retired in 2017. Prior to his retirement, he was Senior Executive Vice President of Crain Communications, Inc. (business media) from 1985 until 2017.

Robert C. Schwartz is Executive Vice President and Secretary of Schwartz Investment Counsel, Inc.

Timothy S. Schwartz, CFA is President of Schwartz Investment Counsel, Inc. and the lead portfolio manager of the Fund.

Cathy M. Stoner, CPA, IACCP is Vice President, Chief Financial Officer, Chief Compliance Officer, and Treasurer of Schwartz Investment Counsel, Inc.

Additional information regarding the Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call (888) 726-0753.

24

SCHWARTZ VALUE FOCUSED FUND
ABOUT YOUR FUND’S EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2022) and held until the end of the period (December 31, 2022).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the result does not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

25

SCHWARTZ VALUE FOCUSED FUND
ABOUT YOUR FUND’S EXPENSES
(Unaudited) (Continued)

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s Prospectus.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,207.60	$6.96
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.90	$6.36

*

Expenses are equal to the Fund’s annualized net expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

26

SCHWARTZ VALUE FOCUSED FUND
OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The filings are available free of charge, upon request, by calling (888) 726-0753. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

Qualified Dividend Income – The Fund designates 100% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distributions that qualifies under tax law. For the fiscal year ended December 31, 2022, 100% of ordinary income dividends qualified for the corporate dividends received deduction.

27

SCHWARTZ VALUE FOCUSED FUND
LIQUIDITY RISK
(Unaudited)

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940. The program is reasonably designed to assess, manage, and periodically review the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board of Trustees approved the appointment of a Liquidity Risk Management Program Administrator (the “Liquidity Administrator”), which includes representatives from Schwartz Investment Counsel, Inc., the Fund’s investment adviser. The Liquidity Administrator is responsible for the administration of the program and its policies and procedures and for reporting to the Board on an annual basis regarding the program’s operation, adequacy and effectiveness, as well as any material changes to the program. The Liquidity Administrator assessed the Fund’s liquidity risk profile and the adequacy and effectiveness of the liquidity risk management program’s operations during the period from June 1, 2021 through June 30, 2022 (the “Review Period”) in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on August 5, 2022. During the Review Period, the Fund did not experience unusual stress or disruption to its operations from any purchase and redemption activity. Also, during the Review Period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented during the Review Period.

28

Schwartz Value Focused Fund
series of Schwartz Investment Trust
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

www.schwartzinvest.com

Board of Trustees
George P. Schwartz, CFA, Chairman
Donald J. Dawson, Jr., Lead Independent Trustee
John J. McHale, Jr.
Edward J. Miller
William A. Morrow

Executive Officers
George P. Schwartz, CFA, President
Robert C. Schwartz, V.P./Secretary
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP, Chief Compliance Officer

5060 Annunciation Circle, Suite 101
Ave Maria, Florida 34142

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

Shareholder Accounts c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-9331	Corporate Offices 801 W. Ann Arbor Trail Suite 244 Plymouth, MI 48170 (734) 455-7777 Fax (734) 455-7720

To the owners of:

Ave Maria Value Fund (AVEMX)
Ave Maria Growth Fund (AVEGX)
Ave Maria Rising Dividend Fund (AVEDX)
Ave Maria World Equity Fund (AVEWX)
Ave Maria Focused Fund (AVEAX)
Ave Maria Bond Fund (AVEFX)
Ave Maria Money Market Account

2022 was a year that scared many investors. It was the first year in several decades that both stocks and bonds declined as measured by popular indices. One anxiety producer among many was the fear of recession. The jury is still out as to whether the current economic slowdown will be officially called a recession or not. In this environment, retail and institutional investors alike seem paralyzed, holding on to their cash reserves “until things are clearer”. I wonder where they think stock prices will be when things are clearer.

Successful investors have learned not to try outguessing the market. They don’t overanalyze and burden themselves by fretting over the unknowable and instead stay long-term oriented. That’s the only thing that matters for serious investors. Indeed, long-term is the essence of investing – deferral of gratification or consumption now with the hope of gaining greater purchasing power later. Currently, it’s possible that the stock market is pricing in the widespread negative sentiments.

Also, it’s worth noting that there has been a significant shift in investor thinking to a healthy focus on fundamentals. This, as opposed to mania for meme stocks, overhyped information technology companies, and the infatuation with quarterly results. The crash of inflated stock prices has shocked the get-rich-quick artists, as well as investors with unrealistic expectations for infinite growth. Value is back after a long period of investor infatuation with hypergrowth stocks selling at unrealistic prices. It’s a new world. Actually, it’s a return to the old world of disciplined balance sheet and cash flow analysis used to calculate intrinsic value.

While short-term thinkers, traders, and speculators were weeping and gnashing their teeth in 2022, as the enclosed pages show, three of the Ave Maria Mutual Funds beat their benchmarks for performance, in one case quite handily.

Sincerely,

George P. Schwartz, CFA
Chairman & CEO

December 31, 2022

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS

Ave Maria Value Fund
Portfolio Manager Commentary	1
Performance	4
Annual Total Rates of Return Comparison with Major Indices	5
Ten Largest Equity Holdings	6
Asset Allocation	6
Schedule of Investments	7
Ave Maria Growth Fund
Portfolio Manager Commentary	10
Performance	12
Annual Total Rates of Return Comparison with Major Indices	13
Ten Largest Equity Holdings	14
Asset Allocation	14
Schedule of Investments	15
Ave Maria Rising Dividend Fund
Portfolio Manager Commentary	18
Performance	19
Annual Total Rates of Return Comparison with Major Indices	20
Ten Largest Equity Holdings	21
Asset Allocation	21
Schedule of Investments	22
Ave Maria World Equity Fund
Portfolio Manager Commentary	25
Performance	28
Annual Total Rates of Return Comparison with Major Indices	29
Ten Largest Equity Holdings	30
Asset Allocation	30
Schedule of Investments	31
Summary of Common Stocks by Country	35
Ave Maria Focused Fund
Portfolio Manager Commentary	36
Performance	39
Annual Total Rates of Return Comparison with Major Indices	40
Ten Largest Equity Holdings	41
Asset Allocation	41
Schedule of Investments	42
Ave Maria Bond Fund
Portfolio Manager Commentary	44
Performance	45
Annual Total Rates of Return Comparison with Major Indices	46
Ten Largest Holdings	47
Asset Allocation	47
Schedule of Investments	48

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS
(Continued)

Statements of Assets and Liabilities	54
Statements of Operations	56
Statements of Changes in Net Assets
Ave Maria Value Fund	58
Ave Maria Growth Fund	59
Ave Maria Rising Dividend Fund	60
Ave Maria World Equity Fund	61
Ave Maria Focused Fund	62
Ave Maria Bond Fund	63
Financial Highlights
Ave Maria Value Fund	64
Ave Maria Growth Fund	65
Ave Maria Rising Dividend Fund	66
Ave Maria World Equity Fund	67
Ave Maria Focused Fund	68
Ave Maria Bond Fund	69
Notes to Financial Statements	70
Report of Independent Registered Public Accounting Firm	82
Board of Trustees and Executive Officers	84
Catholic Advisory Board	86
About Your Funds’ Expenses	88
Federal Tax Information	90
Other Information	91
Liquidity Risk	92

This report is for the information of the shareholders of the Ave Maria Mutual Funds. To obtain a copy of the prospectus, please visit our website at www.avemariafunds.com or call 1-888-726-9331 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Ave Maria Mutual Funds are distributed by Ultimus Fund Distributors, LLC.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

This page intentionally left blank.

Ave Maria Value Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders:

2022 was a relatively good year for the Ave Maria Value Fund (the “Fund”) with a total return of 4.18%, compared to -13.06% for the benchmark S&P MidCap 400 Index, and -14.02% for the Morningstar Mid-Cap Blend category average. For the year, the Fund ranked in the 1st percentile out of 370 equity mutual funds in the Morningstar Mid-Cap Blend category. This performance has been recognized by the investment community, as the Fund was mentioned in The Wall Street Journal’s January 9, 2023 edition, in the article titled “The Best Stock-Fund Managers of 2022.” As stated in the article, the Fund’s 2022 performance ranked #11 out of 1,410 U.S. stocks funds, as tracked by Morningstar, an independent rating service. Likewise, in the same edition of The Wall Street Journal, in the “Category Kings in 9 realms” section, the Fund was ranked #1 out of 390 Midcap Growth equity mutual funds for 2022 performance, as tracked by Lipper, an independent rating service.

The Fund’s outperformance in 2022 was driven primarily by the Fund’s energy sector investments. In particular, the share prices of Chevron Corporation (oil & natural gas integrated), Pioneer Natural Resources Company (oil & natural gas exploration and production), Schlumberger Limited (oil & natural gas equipment and services), and Texas Pacific Land Corporation (real estate and royalties) all rose substantially in 2022. We believe the worldwide demand for energy, including oil and natural gas, will continue to grow for many years. With rising demand, coupled with constrained supply (due to a myriad of factors), we believe energy prices may escalate in 2023 and beyond. As such, we remain optimistic that the Fund’s energy sector companies will continue to grow revenues, earnings, cash flows, and dividends.

The Fund’s five best performing securities in 2022 were:

Company	Industry	2022 Return
Texas Pacific Land Corporation	Real Estate/Royalties	91.28%
Schlumberger Limited	Oil/Gas Equipment & Services	83.51%
Chevron Corporation	Integrated Oil/Gas	56.94%
Bowlero Corporation	Bowling Centers	53.97%
Haemonetics Corporation	Medical Instruments & Supplies	49.92%

AVE MARIA VALUE FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

The Fund’s five worst performing securities in 2022 were:

Company	Industry	2022 Return
Purple Innovation, Inc.	Consumer Products	-41.43%
Vontier Corporation	Technology Mobility	-32.85%
Intercontinental Exchange, Inc.	Financial Exchanges	-32.25%
YETI Holdings, Inc.	Consumer Products	-32.15%
A.O. Smith Corporation	Specialty Machinery	-27.05%

Due to the recent, strong relative outperformance, the Fund’s longer-term performance measures have markedly improved. For the 3-year and 5-year periods ending December 31, 2022, the Fund placed in the top 3rd percentile and top 9th percentile, respectively, in Morningstar’s Mid-Cap Blend category. The Fund’s 1, 3, 5, and 10-year performance figures for periods ending December 31, 2022 are as follows:

	Average Annual Total Return For the Periods Ending 12/31/22
	1 year	3 years	5 years	10 years
Ave Maria Value Fund	4.18%	11.44%	8.77%	8.35%
S&P MidCap 400 Index	-13.06%	7.23%	6.71%	10.78%

Value-oriented investment managers were vindicated in 2022. It was a year in which many investors got sucked into the vortex of a speculative stock market mania driven by tech stocks that got ridiculously overpriced, even though many were unprofitable enterprises. These “story stocks” were hailed as industry disruptors, and no share price was too high. The carnage here was brutal.

Recent performance of 10 former high-flying technology stocks:

Company	Performance Since 2021 Peak through 2022 Year End
Carvana Co.	-99%
Peloton Interactive, Inc.	-95%
Coinbase Global, Inc.	-92%
Teladoc Health, Inc.	-92%
Leamonade, Inc.	-91%
Robinhood Markets, Inc.	-91%
Snap Inc.	-90%
Zoom Video Communications, Inc.	-88%
Docusign, Inc.	-83%
Spotify Technology S.A.	-80%

AVE MARIA VALUE FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

Individual and institutional investors alike in these issues probably learned again the truism that real investing is not a game, and success is not assured. One cannot ignore valuations and expect to achieve successful results. Fundamentals matter.

In managing the Ave Maria Value Fund, we will continue to pursue a risk-averse, value-focused investment approach that utilizes fundamental security analysis to identify securities available at a discount to intrinsic value. We believe this approach provides the best opportunities to achieve above-average investment results.

The year-end distribution of $0.2764 per share consisted solely of investment income, as there were no realized short or long-term capital gains. The net asset value of the Fund ended the year at $24.05 per share.

Thank you for being a shareholder in the Ave Maria Value Fund.

Timothy S. Schwartz, CFA	Ryan M. Kuyawa, CFA
Lead Portfolio Manager	Co-Portfolio Manager

Past performance is no guarantee of future results. Rank in Category is the fund’s total return percentile rank relative to all funds that have the same Morningstar Category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1.

AVE MARIA VALUE FUND Performance (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Value Fund and the S&P MidCap 400 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-21 (as disclosed in May 1, 2022 prospectus)	0.97%*
Expense ratio for the year ended 12-31-22	0.93%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA VALUE FUND Annual Total Rates of Return Comparison with Major Indices (Unaudited)

	AVE MARIA VALUE FUND	S&P MidCap 400 INDEX	S&P 500 INDEX
2001(a)	5.3%	-0.5%	-8.5%
2002	-9.8%	-14.5%	-22.1%
2003	35.6%	35.6%	28.7%
2004	20.1%	16.5%	10.9%
2005	5.8%	12.6%	4.9%
2006	14.2%	10.3%	15.8%
2007	-4.0%	8.0%	5.5%
2008	-36.8%	-36.2%	-37.0%
2009	37.6%	37.4%	26.5%
2010	20.5%	26.7%	15.1%
2011	-1.3%	-1.7%	2.1%
2012	13.3%	17.9%	16.0%
2013	26.2%	33.5%	32.4%
2014	2.9%	9.8%	13.7%
2015	-17.7%	-2.2%	1.4%
2016	16.4%	20.7%	12.0%
2017	17.7%	16.2%	21.8%
2018	-8.8%	-11.1%	-4.4%
2019	20.5%	26.2%	31.5%
2020	6.2%	13.7%	18.4%
2021	25.2%	24.8%	28.7%
2022	4.2%	-13.1%	-18.1%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2022 (Unaudited)

	AVE MARIA VALUE FUND	S&P MidCap 400 INDEX	S&P 500 INDEX
3 Years	11.4%	7.2%	7.7%
5 Years	8.8%	6.7%	9.4%
10 Years	8.4%	10.8%	12.6%
20 Years	8.3%	10.7%	9.8%
Since Inception (b)	7.4%	9.0%	7.3%

(a)	Represents the period from the commencement of operations (May 1, 2001) through December 31, 2001.
(b)	Represents the period from the commencement of operations (May 1, 2001) through December 31, 2022.

AVE MARIA VALUE FUND

Ten Largest Equity Holdings

December 31, 2022 (Unaudited)

Shares	Company	Fair Value	% of Net Assets
25,500	Texas Pacific Land Corporation	$59,777,865	16.1%
90,000	Pioneer Natural Resources Company	20,555,100	5.5%
100,180	Chevron Corporation	17,981,308	4.9%
323,900	Schlumberger Ltd.	17,315,694	4.7%
184,000	Haemonetics Corporation	14,471,600	3.9%
104,000	Franco-Nevada Corporation	14,193,920	3.8%
150,000	Chesapeake Energy Corporation	14,155,500	3.8%
330,000	Valvoline, Inc.	10,774,500	2.9%
100,000	Intercontinental Exchange, Inc.	10,259,000	2.8%
506,402	Vontier Corporation	9,788,751	2.6%

Asset Allocation (Unaudited)

% of Net Assets
COMMON STOCKS
Sector
Communications	1.3%
Consumer Discretionary	9.6%
Consumer Staples	0.8%
Energy	20.6%
Financials	10.6%
Health Care	10.9%
Industrials	10.2%
Materials	7.9%
Real Estate	17.2%
Technology	3.8%

MONEY MARKET FUNDS, OTHER ASSETS IN EXCESS OF LIABILITIES	7.1%
100.0%

AVE MARIA VALUE FUND

Schedule of Investments

December 31, 2022

COMMON STOCKS — 92.9%	Shares	Fair Value
Communications — 1.3%
Publishing & Broadcasting — 1.3%
Liberty Media Corporation - Liberty Formula One - Series C *	80,000	$4,782,400

Consumer Discretionary — 9.6%
Automotive — 1.3%
Gentex Corporation	170,000	4,635,900

Home & Office Products — 1.8%
Purple Innovation, Inc. *	1,409,490	6,751,457

Leisure Facilities & Services — 2.5%
Bowlero Corporation *	489,574	6,599,457
Madison Square Garden Sports Corporation	15,000	2,749,950
		9,349,407
Leisure Products — 1.5%
YETI Holdings, Inc. *	132,500	5,473,575

Retail - Discretionary — 2.5%
RH *	14,000	3,740,660
Winmark Corporation	23,700	5,589,171
		9,329,831
Consumer Staples — 0.8%
Beverages — 0.8%
Remy Cointreau S.A. - ADR	175,550	2,946,835

Energy — 20.6%
Oil & Gas Producers — 14.2%
Chesapeake Energy Corporation	150,000	14,155,500
Chevron Corporation	100,180	17,981,308
Pioneer Natural Resources Company	90,000	20,555,100
		52,691,908
Oil & Gas Services & Equipment — 6.4%
Core Laboratories N.V.	318,000	6,445,860
Schlumberger Ltd.	323,900	17,315,694
		23,761,554
Financials — 10.6%
Banking — 2.5%
Hingham Institution for Savings (The)	34,000	9,382,640

Institutional Financial Services — 4.6%
CME Group, Inc.	40,000	6,726,400
Intercontinental Exchange, Inc.	100,000	10,259,000
		16,985,400

AVE MARIA VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 92.9% (Continued)	Shares	Fair Value
Financials — 10.6% (Continued)
Insurance — 3.5%
Brown & Brown, Inc.	117,450	$6,691,126
Markel Corporation *	4,850	6,389,827
		13,080,953
Health Care — 10.9%
Biotech & Pharma — 2.5%
Mirion Technologies, Inc. *	1,390,000	9,187,900

Health Care Facilities & Services — 2.5%
Chemed Corporation	18,300	9,340,869

Medical Equipment & Devices — 5.9%
Alcon, Inc.	110,000	7,540,500
Haemonetics Corporation *	184,000	14,471,600
		22,012,100
Industrials — 10.2%
Aerospace & Defense — 1.3%
HEICO Corporation - Class A	40,000	4,794,000

Electrical Equipment — 7.3%
A.O. Smith Corporation	113,000	6,468,120
Allegion plc	37,500	3,947,250
Otis Worldwide Corporation	85,000	6,656,350
Vontier Corporation	506,402	9,788,751
		26,860,471
Industrial Support Services — 1.6%
U-Haul Holding Company	10,800	650,052
U-Haul Holding Company - Series N	97,200	5,344,056
		5,994,108
Materials — 7.9%
Chemicals — 2.9%
Valvoline, Inc.	330,000	10,774,500

Metals & Mining — 5.0%
Barrick Gold Corporation	175,000	3,006,500
Franco-Nevada Corporation	104,000	14,193,920
Newmont Corporation	30,000	1,416,000
		18,616,420
Real Estate — 17.2%
Real Estate Owners & Developers — 17.2%
St. Joe Company (The)	103,000	3,980,950
Texas Pacific Land Corporation	25,500	59,777,865
		63,758,815

AVE MARIA VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 92.9% (Continued)	Shares	Fair Value
Technology — 3.8%
Technology Services — 3.8%
CDW Corporation	37,350	$6,669,963
Jack Henry & Associates, Inc.	43,050	7,557,858
		14,227,821

Total Common Stocks (Cost $235,127,243)		$344,738,864

MONEY MARKET FUNDS — 7.1%	Shares	Fair Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 3.97% (a)	17,818,000	$17,818,000
Federated Hermes Treasury Obligations Fund - Institutional Shares, 4.15% (a)	8,429,255	8,429,255
Total Money Market Funds (Cost $26,247,255)		$26,247,255

Total Investments at Fair Value — 100.0% (Cost $261,374,498)		$370,986,119

Other Assets in Excess of Liabilities — 0.0% (b)		85,737

Net Assets — 100.0%		$371,071,856

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2022.
(b)	Percentage rounds to less than 0.1%.
See notes to financial statements.

Ave Maria Growth Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders:

For the year ended December 31, 2022, the Ave Maria Growth Fund (the “Fund”) had a total return of -21.23% compared with the benchmark S&P 500 Index total return of -18.11%. Long-term performance measures are summarized below.

	For Period Ending December 31, 2022:
Fund or Index Name	Three-year Annualized	Five-year Annualized	Ten-year Annualized
Ave Maria Growth Fund, net of fees	3.10%	8.09%	11.22%
S&P 500 Index	7.66%	9.42%	12.56%
Morningstar Large Growth Category Average	4.91%	8.38%	12.02%

In 2022, top contributors to return included O’Reilly Automotive, Texas Pacific Land Corp., Valvoline, Change Healthcare, and HEICO. Top detractors from return included Purple Innovation, Microsoft, Ardagh Metal Packaging, Adobe, and Brookfield Asset Management.

After less than five months in the Fund, our position in Avalara was converted to cash during the fourth quarter. Avalara was purchased by private equity for an attractive premium to the Fund’s average purchase price. No other positions in the Fund were completely liquidated during the fourth quarter, while SiTime Corporation was the only new addition to the Fund.

●

SiTime is a semiconductor company focused specifically on silicon-based devices for the electronic measurement of time. Timing devices are responsible for synchronizing circuits and are a ubiquitous component of modern electronic devices. The industry has been dominated by quartz-based products for the last 70 years, but SiTime now offers a disruptive silicon alternative that is capable of precision performance in some of the most demanding environments. We expect silicon-based timing devices to rapidly take market share from legacy quartz devices due to cost advantages, greater programmability, and higher reliability. SiTime is perfectly positioned to benefit from this new technology with approximately 90% market share of silicon-based timers.

Our goal remains to purchase shares of exceptional companies at attractive prices with the expectation of earning favorable returns over the long run.

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

We appreciate your investment in the Ave Maria Growth Fund.

With best regards,

Adam P. Gaglio, CFA	Chadd M. Garcia, CFA
Lead Portfolio Manager	Co-Portfolio Manager

AVE MARIA GROWTH FUND Performance (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Growth Fund and the S&P 500 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-21 (as disclosed in May 1, 2022 prospectus)	0.90%*
Expense ratio for the year ended 12-31-22	0.91%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA GROWTH FUND Annual Total Rates of Return Comparison with Major Indices (Unaudited)

	AVE MARIA GROWTH FUND	S&P 500 INDEX
2003 (a)	23.4%	22.8%
2004	21.5%	10.9%
2005	0.3%	4.9%
2006	15.8%	15.8%
2007	11.6%	5.5%
2008	-32.1%	-37.0%
2009	26.4%	26.5%
2010	26.5%	15.1%
2011	0.5%	2.1%
2012	14.7%	16.0%
2013	31.5%	32.4%
2014	7.5%	13.7%
2015	-2.7%	1.4%
2016	12.1%	12.0%
2017	27.4%	21.8%
2018	-1.8%	-4.4%
2019	37.1%	31.5%
2020	18.4%	18.4%
2021	17.6%	28.7%
2022	-21.2%	-18.1%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2022 (Unaudited)

	AVE MARIA GROWTH FUND	S&P 500 INDEX
3 Years	3.1%	7.7%
5 Years	8.1%	9.4%
10 Years	11.2%	12.6%
15 Years	9.0%	8.8%
Since Inception (b)	10.4%	9.7%

(a)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.
(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2022.

AVE MARIA GROWTH FUND

Ten Largest Equity Holdings

December 31, 2022 (Unaudited)

Shares	Company	Fair Value	% of Net Assets
850,000	Copart, Inc.	$51,756,500	6.8%
142,000	Mastercard, Inc. - Class A	49,377,660	6.5%
275,000	Texas Instruments, Inc.	45,435,500	5.9%
180,000	Microsoft Corporation	43,167,600	5.6%
51,000	O’Reilly Automotive, Inc.	43,045,530	5.6%
299,377	HEICO Corporation - Class A	35,880,333	4.7%
325,000	AptarGroup, Inc.	35,743,500	4.7%
1,795,000	API Group Corporation	33,763,950	4.4%
96,000	S&P Global, Inc.	32,154,240	4.2%
145,000	IQVIA Holdings, Inc.	29,709,050	3.9%

Asset Allocation (Unaudited)

% of Net Assets
COMMON STOCKS
Sector
Consumer Discretionary	16.6%
Energy	2.7%
Financials	7.8%
Health Care	5.2%
Industrials	9.1%
Materials	10.1%
Real Estate	7.8%
Technology	36.7%

MONEY MARKET FUNDS, LIABILITIES IN EXCESS OF OTHER ASSETS	4.0%
100.0%

AVE MARIA GROWTH FUND

Schedule of Investments

December 31, 2022

COMMON STOCKS — 96.0%	Shares	Fair Value
Consumer Discretionary — 16.6%
Retail - Discretionary — 9.8%
Lowe’s Companies, Inc.	122,000	$24,307,280
O’Reilly Automotive, Inc. *	51,000	43,045,530
RH *	30,000	8,015,700
		75,368,510
Wholesale - Discretionary — 6.8%
Copart, Inc. *	850,000	51,756,500

Energy — 2.7%
Oil & Gas Producers — 2.7%
Chesapeake Energy Corporation	220,000	20,761,400

Financials — 7.8%
Asset Management — 3.6%
Brookfield Asset Management Ltd. - Class A *	179,353	5,142,050
Brookfield Corporation	712,500	22,415,250
Brookfield Reinsurance Ltd. *	4,913	153,728
		27,711,028
Diversified Financial Services — 4.2%
S&P Global, Inc.	96,000	32,154,240

Health Care — 5.2%
Health Care Facilities & Services — 5.2%
Chemed Corporation	20,000	10,208,600
IQVIA Holdings, Inc. *	145,000	29,709,050
		39,917,650
Industrials — 9.1%
Aerospace & Defense — 4.7%
HEICO Corporation - Class A	299,377	35,880,333

Electrical Equipment — 4.4%
API Group Corporation *	1,795,000	33,763,950

Materials — 10.1%
Chemicals — 3.0%
Valvoline, Inc.	700,000	22,855,000

Containers & Packaging — 7.1%
AptarGroup, Inc.	325,000	35,743,500
Ardagh Metal Packaging S.A.	3,772,376	18,145,129
		53,888,629

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 96.0% (Continued)	Shares	Fair Value
Real Estate — 7.8%
Real Estate Owners & Developers — 1.5%
Texas Pacific Land Corporation	5,000	$11,721,150

REITs — 6.3%
Equinix, Inc.	40,500	26,528,715
SBA Communications Corporation - Class A	76,000	21,303,560
		47,832,275
Technology — 36.7%
Semiconductors — 12.0%
Advanced Micro Devices, Inc. *	340,000	22,021,800
NVIDIA Corporation	125,000	18,267,500
SiTime Corporation *	60,000	6,097,200
Texas Instruments, Inc.	275,000	45,435,500
		91,822,000
Software — 12.5%
ANSYS, Inc. *	54,000	13,045,860
Microsoft Corporation	180,000	43,167,600
Roper Technologies, Inc.	68,000	29,382,120
Software AG - ADR	1,638,504	10,044,030
		95,639,610
Technology Services — 12.2%
Accenture plc - Class A	91,000	24,282,440
Broadridge Financial Solutions, Inc.	72,000	9,657,360
Mastercard, Inc. - Class A	142,000	49,377,660
Moody’s Corporation	35,000	9,751,700
		93,069,160

Total Common Stocks (Cost $524,252,815)		$734,141,435

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 4.2%	Shares	Fair Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 3.97% (a) (Cost $32,350,168)	32,350,168	$32,350,168

Total Investments at Fair Value — 100.2% (Cost $556,602,983)		$766,491,603

Liabilities in Excess of Other Assets — (0.2%)		(1,598,463)

Net Assets — 100.0%		$764,893,140

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2022.
See notes to financial statements.

Ave Maria Rising Dividend Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders:

The Ave Maria Rising Dividend Fund (the “Fund”) finished the year ended December 31, 2022with a return of -5.27%, compared to -5.22% for the benchmark, the S&P 500 Value Index.

For the year, the Fund’s strongest contributors were from the Energy, Consumer Staples, and Industrials sectors. Also, Texas Pacific Land Corporation (royalty income – oil and gas) was up over 91%, posting the strongest performance. Consumer Staples finished the year up 2.4%, driven by Coca-Cola Europacifc Partners plc (carbonated soft drinks). The Industrials sector was up 2.4%, with strong returns posted by Lockheed Martin Corporation (defense), up 65%, and newcomer to the portfolio, A.O. Smith Corporation (commercial & residential building equipment), up 16%.

The weakest performers were the Technology, Real Estate, and Health Care sectors. Technology was down nearly -22% collectively, with only one company, Jack Henry & Associates, Inc. (financial transaction processor), posting a positive total return for the year. Real Estate was -21%, due to weakness in our holding in Equinix, Inc. (data center REIT). Health Care posted a -11% return, with Medtronic, plc (medical devices), dragging down overall performance, due to its -23% total return.

In the fourth quarter, the Fund added three new positions, A.O. Smith Corporation (commercial & residential equipment), Fastenal Company (industrial equipment & supply wholesaler), and S&P Global, Inc. (credit agency). These companies all have strong balance sheets, operate with competitive advantages, and consistently produce above-average cash flow and dividend growth. We purchased shares of each of these companies when they were undervalued in our opinion.

We appreciate your investment in the Ave Maria Rising Dividend Fund.

Brandon S. Scheitler	George P. Schwartz, CFA
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA RISING DIVIDEND FUND Performance (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Rising Dividend Fund
and the S&P 500 Value Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-21 (as disclosed in May 1, 2022 prospectus)	0.90%*
Expense ratio for the year ended 12-31-22	0.91%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA RISING DIVIDEND FUND Annual Total Rates of Return Comparison with Major Indices (Unaudited)

	AVE MARIA RISING DIVIDEND FUND	S&P 500 VALUE INDEX	S&P 500 INDEX
2005 (a)	6.7%	11.3%	8.8%
2006	17.9%	20.8%	15.8%
2007	-0.6%	2.0%	5.5%
2008	-22.8%	-39.2%	-37.0%
2009	25.3%	21.2%	26.5%
2010	17.9%	15.1%	15.1%
2011	4.6%	-0.5%	2.1%
2012	13.9%	17.7%	16.0%
2013	33.9%	32.0%	32.4%
2014	9.3%	12.4%	13.7%
2015	-5.9%	-3.1%	1.4%
2016	15.3%	17.4%	12.0%
2017	16.8%	15.4%	21.8%
2018	-4.8%	-9.0%	-4.4%
2019	27.6%	31.9%	31.5%
2020	6.5%	1.4%	18.4%
2021	25.4%	24.9%	28.7%
2022	-5.3%	-5.2%	-18.1%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2022 (Unaudited)

	AVE MARIA RISING DIVIDEND FUND	S&P 500 VALUE INDEX	S&P 500 INDEX
3 Years	8.1%	6.3%	7.7%
5 Years	9.0%	7.6%	9.4%
10 Years	11.0%	10.9%	12.6%
15 Years	9.4%	7.1%	8.8%
Since Inception (b)	9.3%	7.9%	9.2%

(a)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2005.
(b)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2022.

AVE MARIA RISING DIVIDEND FUND

Ten Largest Equity Holdings

December 31, 2022 (Unaudited)

Shares	Company	Fair Value	% of Net Assets
24,000	Texas Pacific Land Corporation	$56,261,520	6.3%
190,000	Chubb Ltd.	41,914,000	4.7%
170,000	Pioneer Natural Resources Company	38,826,300	4.4%
200,000	Chevron Corporation	35,898,000	4.0%
70,000	Chemed Corporation	35,730,100	4.0%
215,000	Texas Instruments, Inc.	35,522,300	4.0%
62,500	Lockheed Martin Corporation	30,405,625	3.4%
85,000	Mastercard, Inc. - Class A	29,557,050	3.3%
140,000	Lowe’s Companies, Inc.	27,893,600	3.1%
205,000	Broadridge Financial Solutions, Inc.	27,496,650	3.1%

Asset Allocation (Unaudited)

% of Net Assets
COMMON STOCKS
Sector
Communications	0.9%
Consumer Discretionary	16.3%
Consumer Staples	1.8%
Energy	8.4%
Financials	15.4%
Health Care	8.5%
Industrials	10.2%
Real Estate	9.1%
Technology	27.7%

MONEY MARKET FUNDS, LIABILITIES IN EXCESS OF OTHER ASSETS	1.7%
100.0%

AVE MARIA RISING DIVIDEND FUND

Schedule of Investments

December 31, 2022

COMMON STOCKS — 98.3%	Shares	Fair Value
Communications — 0.9%
Internet Media & Services — 0.9%
Booking Holdings, Inc. *	4,000	$8,061,120

Consumer Discretionary — 16.3%
Leisure Products — 2.9%
Polaris, Inc.	140,000	14,140,000
Thor Industries, Inc.	150,000	11,323,500
		25,463,500
Retail - Discretionary — 13.4%
Genuine Parts Company	150,000	26,026,500
Lowe’s Companies, Inc.	140,000	27,893,600
RH *	90,000	24,047,100
TJX Companies, Inc. (The)	300,000	23,880,000
Tractor Supply Company	79,500	17,885,115
		119,732,315
Consumer Staples — 1.8%
Beverages — 1.8%
Coca-Cola European Partners plc	300,000	16,596,000

Energy — 8.4%
Oil & Gas Producers — 8.4%
Chevron Corporation	200,000	35,898,000
Pioneer Natural Resources Company	170,000	38,826,300
		74,724,300
Financials — 15.4%
Asset Management — 1.7%
Brookfield Asset Management Ltd. - Class A *	100,000	2,867,000
Brookfield Corporation	400,000	12,584,000
		15,451,000
Banking — 3.5%
First Horizon Corporation	250,000	6,125,000
Truist Financial Corporation	575,000	24,742,250
		30,867,250
Diversified Financial Services — 1.1%
S&P Global, Inc.	29,000	9,713,260

Insurance — 6.3%
Brown & Brown, Inc.	230,000	13,103,100
Chubb Ltd.	190,000	41,914,000
F&G Annuities & Life, Inc. *	45,560	911,656
		55,928,756
Specialty Finance — 2.8%
Fidelity National Financial, Inc.	670,000	25,205,400

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 98.3% (Continued)	Shares	Fair Value
Health Care — 8.5%
Health Care Facilities & Services — 5.6%
Chemed Corporation	70,000	$35,730,100
Quest Diagnostics, Inc.	95,000	14,861,800
		50,591,900
Medical Equipment & Devices — 2.9%
Medtronic plc	330,000	25,647,600

Industrials — 10.2%
Aerospace & Defense — 5.3%
HEICO Corporation - Class A	137,120	16,433,832
Lockheed Martin Corporation	62,500	30,405,625
		46,839,457
Commercial Support Services — 0.8%
Rentokil Initial plc	1,185,500	7,282,944

Electrical Equipment — 1.2%
A.O. Smith Corporation	180,000	10,303,200

Industrial Support Services — 1.0%
Fastenal Company	195,000	9,227,400

Transportation & Logistics — 1.9%
United Parcel Service, Inc. - Class B	100,000	17,384,000

Real Estate — 9.1%
Real Estate Owners & Developers — 6.3%
Texas Pacific Land Corporation	24,000	56,261,520

REITs — 2.8%
Equinix, Inc.	37,400	24,498,122

Technology — 27.7%
Semiconductors — 4.0%
Texas Instruments, Inc.	215,000	35,522,300

Software — 9.2%
ANSYS, Inc. *	56,000	13,529,040
Microsoft Corporation	110,000	26,380,200
Roper Technologies, Inc.	25,000	10,802,250
SAP SE	90,000	9,294,517
SS&C Technologies Holdings, Inc.	425,000	22,125,500
		82,131,507

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 98.3% (Continued)	Shares	Fair Value
Technology — 27.7% (Continued)
Technology Services — 14.5%
Accenture plc - Class A	93,000	$24,816,120
Broadridge Financial Solutions, Inc.	205,000	27,496,650
Jack Henry & Associates, Inc.	125,000	21,945,000
Mastercard, Inc. - Class A	85,000	29,557,050
Moody’s Corporation	90,000	25,075,800
		128,890,620

Total Common Stocks (Cost $645,733,563)		$876,323,471

MONEY MARKET FUNDS — 1.7%	Shares	Fair Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 3.97% (a) (Cost $14,942,042)	14,942,042	$14,942,042

Total Investments at Fair Value — 100.0% (Cost $660,675,605)		$891,265,513

Liabilities in Excess of Other Assets - (0.0%) (b)		(305,249)

Net Assets — 100.0%		$890,960,264

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2022.
(b)	Percentage rounds to less than 0.1%.
See notes to financial statements.

Ave Maria World Equity Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders:

The Ave Maria World Equity Fund (the “Fund”) had a total return of -15.50% for the year ended December 31, 2022, compared to the total return of -18.37% for the MSCI ACWI Index.

Large global markets performed poorly in 2022, which led to negative total returns in U.S. dollar terms across the board.

Europe (S&P Europe 350)	-14.06%
Japan (Topix 150)	-15.10%
United States (S&P 500)	-18.11%
Emerging Market (MSCI Emerging Market Index)	-19.94%
China (S&P China 500)	-24.41%

The Fund outperformed the MSCI ACWI Index in the fourth quarter and in calendar year 2022 by 2.73% and 2.87%, respectively

Top contributors to performance during the fourth quarter of 2022

Coca-Cola Europacific Partners PLC	32.76%
AXA SA	27.96%
Chubb Limited	21.76%

Top contributors to performance during calendar year 2022

Chevron Corporation	58.48%
Pioneer Natural Resources	38.87%
First Horizon Corporation	33.09%

Coca-Cola Europacific Partners PLC is the largest global Coca-Cola bottler by revenue. The management team has a track record of creating value for shareholders by consolidating and improving the operations of smaller bottlers. The company has been applying the same playbook to Coca-Cola Amatil, an Australian bottler with operations in six countries.

AXA SA is a global provider of insurance products and asset management services. The company has been reducing its exposure to volatile natural catastrophe reinsurance and low-margin traditional general account savings in favor of more predictable and profitable P&C, life, and health insurance products.

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

Chubb Limited is the world’s largest publicly traded P&C insurance company and a leading commercial lines insurer in the U.S. with operations in 54 countries and territories. Chubb is regarded as one of the most skilled property and casualty underwriters globally with an average P&C combined ratio of 92.5% between 2017 and 2021.

Bottom contributors to performance during the fourth quarter of 2022

Mirion Technologies, Inc.	-11.51%
Nidec Corporation	-7.78%
Teleperformance SE	-5.77%

Bottom contributors to performance during calendar year 2022

eDreams ODIGEO S.A.	-61.81%
Nidec Corporation	-55.55%
Accenture plc	-34.75%

Mirion Technologies is the global leader in ionizing radiation measurement and detection technologies serving the nuclear, medical, and civil defense industries. The medical division benefits from an aging population that drives demand for radiation hardware, therapies, and materials; while the nuclear division may benefit from a renewed interest in nuclear power.

Nidec Corporation focuses on creating next-generation drive technologies for everything that spins and moves with a substantial portion of revenue derived from the sale of brushless DC motors. Brushless DC motors are used in many applications across the industrial, automotive, and electronic industries. The market has been transitioning to brushless DC motors because of their increased reliability, longer life, reduced noise, and energy savings, which we expect to continue. Recently, margins have come under pressure due to the ongoing challenges of acquiring semiconductors and other electronic components coupled with the soaring costs of raw materials.

Teleperformance is the worldwide leader in the outsourced customer experience market serving customers in 265 languages and dialects in over 170 markets. The company has a track record of solid organic revenue growth and in employing technologies to drive agent productivity.

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

During the fourth quarter, the Fund eliminated its positions in Adobe Inc. (Technology) and Medtronic plc (Health Care), while initiating new positions in Auto Partner SA (Consumer Discretionary), Canadian Natural Resources Limited (Energy), and F&G Annuities & Life, Inc. (Financials).

Thank you for being a shareholder in the Ave Maria World Equity Fund.

Anthony W. Gennaro Jr., CFA, CPA	Sean C. Gaffney, CFA
Lead Portfolio Manager	Co-Portfolio Manager

AVE MARIA WORLD EQUITY FUND Performance (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria World Equity Fund and the MSCI ACWI Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Ratio information as of:	Year Ended 12-31-21 (as disclosed in May 1, 2022 prospectus)	Year Ended 12-31-22
Gross	0.99%*	1.12%
Net	1.02%*	1.18%

*	Includes Acquired Fund Fees and Expenses and had been adjusted to reflect a reduction in the annual management fees of 0.20% effective May 1, 2022 (Note 2).

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA WORLD EQUITY FUND Annual Total Rates of Return Comparison with Major Indices (Unaudited)

	AVE MARIA WORLD EQUITY FUND	MSCI ACWI INDEX
2010 (a)	12.4%	9.1%
2011	-9.6%	-7.3%
2012	13.8%	16.1%
2013	23.5%	22.8%
2014	0.5%	4.2%
2015	-4.8%	-2.4%
2016	8.7%	7.9%
2017	17.9%	24.0%
2018	-8.9%	-9.4%
2019	27.7%	26.6%
2020	-0.2%	16.3%
2021	21.1%	18.5%
2022	-15.5%	-18.4%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2022 (Unaudited)

	AVE MARIA WORLD EQUITY FUND	MSCI ACWI INDEX
3 Years	0.7%	4.0%
5 Years	3.5%	5.2%
10 Years	6.1%	8.0%
Since Inception (b)	6.0%	7.6%

(a)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2010.
(b)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2022.

AVE MARIA WORLD EQUITY FUND

Ten Largest Equity Holdings

December 31, 2022 (Unaudited)

Shares	Company	Fair Value	% of Net Assets
16,400	Microsoft Corporation	$3,933,048	5.3%
10,000	Mastercard, Inc. - Class A	3,477,300	4.7%
14,610	Pioneer Natural Resources Company	3,336,778	4.5%
59,000	Coca-Cola European Partners plc	3,263,880	4.4%
14,200	Chubb Ltd.	3,132,520	4.2%
10,500	Accenture plc - Class A	2,801,820	3.7%
25,000	SAP SE	2,581,810	3.4%
12,450	Lowe’s Companies, Inc.	2,480,538	3.4%
42,200	Edenred	2,297,457	3.1%
6,800	S&P Global, Inc.	2,277,592	3.0%

Asset Allocation (Unaudited)

% of Net Assets
COMMON STOCKS
Sector
Communications	3.3%
Consumer Discretionary	4.8%
Consumer Staples	5.0%
Energy	9.1%
Financials	19.3%
Health Care	8.0%
Industrials	23.9%
Real Estate	2.2%
Technology	23.4%

MONEY MARKET FUNDS, LIABILITIES IN EXCESS OF OTHER ASSETS	1.0%
100.0%

AVE MARIA WORLD EQUITY FUND

Schedule of Investments

December 31, 2022

COMMON STOCKS — 99.0%	Shares	Fair Value
Communications — 3.3%
Entertainment Content — 2.0%
Electronic Arts, Inc.	12,000	$1,466,160

Internet Media & Services — 1.3%
eDreams ODIGEO S.A. *	240,300	1,014,721

Consumer Discretionary — 4.8%
Leisure Products — 1.3%
MIPS AB	24,200	1,000,451

Retail - Discretionary — 3.4%
Lowe’s Companies, Inc.	12,450	2,480,538

Specialty Retail — 0.1%
Auto Partner S.A.	22,009	67,466

Consumer Staples — 5.0%
Beverages — 4.4%
Coca-Cola European Partners plc	59,000	3,263,880

Food — 0.6%
Mondelez International, Inc. - Class A	6,600	439,890

Energy — 9.1%
Oil & Gas Producers — 9.1%
Canadian Natural Resources Ltd.	16,100	894,094
Chevron Corporation	10,350	1,857,722
Pioneer Natural Resources Company	14,610	3,336,778
Rubis SCA	27,750	730,941
		6,819,535
Financials — 19.3%
Asset Management — 1.5%
Partners Group Holding AG	1,270	1,124,637

Banking — 4.1%
HDFC Bank Ltd. - ADR	29,250	2,000,993
Truist Financial Corporation	24,500	1,054,235
		3,055,228
Diversified Financial Services — 3.0%
S&P Global, Inc.	6,800	2,277,592

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 99.0% (Continued)	Shares	Fair Value
Financials — 19.3% (Continued)
Insurance — 7.2%
AXA S.A. - ADR	58,600	$1,633,182
Chubb Ltd.	14,200	3,132,520
F&G Annuities & Life, Inc. *	32,484	650,005
		5,415,707
Specialty Finance — 3.5%
Fidelity National Financial, Inc.	22,950	863,379
International Money Express, Inc. *	71,500	1,742,455
		2,605,834
Health Care — 8.0%
Biotech & Pharma — 0.9%
Mirion Technologies, Inc. *	100,000	661,000

Health Care Facilities & Services — 2.1%
IQVIA Holdings, Inc. *	7,615	1,560,237

Medical Equipment & Devices — 5.0%
Alcon, Inc.	25,500	1,748,025
Stevanato Group S.p.A.	112,481	2,021,284
		3,769,309
Industrials — 23.9%
Aerospace & Defense — 2.4%
Lockheed Martin Corporation	3,750	1,824,337

Commercial Services — 3.2%
Karooooo Ltd.	36,808	873,454
Teleperformance S.A. - ADR	12,911	1,538,475
		2,411,929
Commercial Support Services — 5.2%
Edenred	42,200	2,297,457
GFL Environmental, Inc.	53,000	1,549,190
		3,846,647
Diversified Industrials — 2.9%
Eaton Corporation plc	14,000	2,197,300

Electrical Equipment — 3.6%
Otis Worldwide Corporation	12,000	939,720
TE Connectivity Ltd.	15,350	1,762,180
		2,701,900
Machinery — 2.9%
ITOCHU Corporation	28,000	878,297
Nidec Corporation	25,285	1,300,936
		2,179,233

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 99.0% (Continued)	Shares	Fair Value
Industrials — 23.9% (Continued)
Transportation & Logistics — 3.7%
Canadian National Railway Company	10,000	$1,188,800
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - Series B	109,400	1,568,503
		2,757,303
Real Estate — 2.2%
Real Estate Services — 1.2%
FirstService Corporation	7,500	919,125

REITs — 1.0%
Equinix, Inc.	1,075	704,157

Technology — 23.4%
IT Services — 0.9%
StoneCo Ltd. - Class A *	74,600	704,224

Semiconductors — 4.0%
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	21,000	1,564,290
Texas Instruments, Inc.	8,500	1,404,370
		2,968,660
Software — 9.3%
Microsoft Corporation	16,400	3,933,048
SAP SE	25,000	2,581,810
Sapiens International Corporation N.V.	25,652	474,049
		6,988,907
Technology Hardware — 0.8%
Murata Manufacturing Company Ltd.	11,640	573,937

Technology Services — 8.4%
Accenture plc - Class A	10,500	2,801,820
Mastercard, Inc. - Class A	10,000	3,477,300
		6,279,120

Total Common Stocks (Cost $59,398,929)		$74,078,964

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 1.2%	Shares	Fair Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 3.97% (a) (Cost $936,026)	936,026	$936,026

Total Investments at Fair Value — 100.2% (Cost $60,334,955)		$75,014,990

Liabilities in Excess of Other Assets — (0.2%)		(160,383)

Net Assets — 100.0%		$74,854,607

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2022.
See notes to financial statements.

AVE MARIA WORLD EQUITY FUND

Summary of Common Stocks by Country

December 31, 2022 (Unaudited)

Country	Fair Value	% of Net Assets
United States **	$37,434,223	50.0%
France	6,200,055	8.3%
Switzerland	6,005,182	8.0%
Canada	4,551,209	6.1%
United Kingdom	3,263,880	4.4%
Japan	2,753,170	3.7%
Germany	2,581,810	3.5%
Italy	2,021,284	2.7%
India	2,000,993	2.7%
Mexico	1,568,503	2.1%
Taiwan	1,564,290	2.1%
Spain	1,014,721	1.3%
Sweden	1,000,451	1.3%
Singapore	873,454	1.2%
Brazil	704,224	0.9%
Israel	474,049	0.6%
Poland	67,466	0.1%
Total	$74,078,964	99.0%

**

Includes any company deemed to be a “non-U.S. company” as defined in the Fund’s Prospectus. According to the Fund’s Prospectus, a “non-U.S. company” is one that is headquartered outside the United States or has at least 50% of its revenues or operations outside of the United States during its most recent fiscal year, at the time of purchase.

See notes to financial statements.

Ave Maria Focused Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders:

For the year ended December 31, 2022, the Ave Maria Focused Fund (the “Fund”) had a total return of -34.98% compared with the benchmark S&P MidCap 400 Growth Index of -18.96% and the S&P 500 Index of -18.11%.

	2022 Investment Performance
	Q4 22	1 Year	Since Inception
Ave Maria Focused Fund	12.39%	-34.98%	1.39%
S&P 500 Index	7.56%	-18.11%	13.90%
S&P MidCap 400 Growth Index	8.74%	-18.96%	14.10%

This was the Fund’s first negative calendar year return since inception in May 2020. When the Fund was launched, these guiding principles were disclosed: Our goal is to compound shareholder capital at a rate in excess of the Fund’s benchmarks. To do so, we invest in companies with 1) durable, forecastable, and growing earnings, 2) a strong competitive advantage resulting in an economic moat, 3) high incremental returns on invested capital, and 4) ethical management teams skilled in both operations and capital allocation. After suffering a down year, we continue to adhere to these guiding principles and believe that, over time, this strategy will serve shareholders well.

The chart below provides the revenue growth rates for each of the top ten holdings of the Fund at year-end. Collectively, the top ten holdings made up 76% of the Fund. Fundamentally, the companies have performed well. Our conclusion is that the weakness in the stock prices during 2022 was driven

AVE MARIA FOCUSED FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

by multiple contractions, and rising interest rates, as opposed to weakness in their business fundamentals. Assuming the companies continue to perform well operationally, we believe investors will take notice, and sentiment will change.

Company	Percent of Fund	2022 Revenue Growth
GFL Environmental	11.9%	33.6%
eDreams ODIGEO	11.5%	69.3%
APi Group	11.3%	71.7%
DigitalBridge	10.0%	50.7%
Brookfield Corporation (1)	8.3%	NA
Permian Basin Royalty Trust	4.8%	364.1%
Green Plains	4.8%	35.8%
Orion Engineered Carbons	4.7%	35.9%
Valvoline (2)	4.6%	19.2%
Radius Global Infrastructure	4.6%	32.0%

(1)

Brookfield Corporation includes both Brookfield Corporation and Brookfield Reinsurance Ltd. but excludes Brookfield Asset Management, which was spun out of both Brookfield Corporation and Brookfield Reinsurance in December.

(2)	Includes only the continued operations of Valvoline, the instant oil change business, and excludes the global lubricants business, which is in the process of being sold to Aramco.

Potential catalysts could also help change investor sentiments.

GFL Environmental: GFL is in the process of selling some non-core assets which will allow the company to reduce debt. Also, the company’s renewable natural gas (“RNG”) business could start to generate free cash flow in the second half of 2023.

eDreams: eDreams has materially grown its Prime subscription business. As new Prime members pass their first anniversaries, cash flow should increase materially as the company’s earnings and margins are likely to accelerate as well.

DigitalBridge: DigitalBridge is transforming its business from a REIT that invests from its own balance sheet into a manager of alternative asset funds. Most of the heavy lifting with the transformation is complete. However, due to its on-balance sheet investments, DigitalBridge’s GAAP financials do not look like the financials of its asset manager peer group. Over the next couple of quarters, as DigitalBridge continues to sell its balance sheet investments, the GAAP financials will be simplified.

AVE MARIA FOCUSED FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

Valvoline: Valvoline is expected to complete its sale of its lubricants business to Aramco in the first half of 2023, with proceeds used to repurchase shares.

Portfolio Changes:

We added 3 new companies to the portfolio in the fourth quarter of 2022.

1)

Orion Engineered Carbons is a specialty chemical business exposed to secularly growing end markets. It is at the tail end of a massive capital expenditure cycle. The company has ample cash to repurchase shares.

2)

Permian Basin Royalty Trust is a trust that receives royalty payments for mineral rights that it owns in Texas. The most important of its assets are in the Permian Basin. We view the company as a mini-Texas Pacific Land Corporation, another portfolio holding.

3)	Rice Acquisition Corp. II (“RONI”) is a special-purpose acquisition vehicle, with a lot of upside potential because of the Rice family involvement.

Saint Josemaria Escriva said, “Let your perseverance not be a blind consequence of the first impulse, the work of inertia; let it be a reflective perseverance”. We wholeheartedly agree with the sentiment. We continue to look for strong operating performance from the holdings of the Fund and remain confident that the market will recognize those developments.

Thank you for investing in the Ave Maria Focused Fund.

With best regards,

Chadd M. Garcia, CFA	Adam P. Gaglio, CFA
Lead Portfolio Manager	Co-Portfolio Manager

AVE MARIA FOCUSED FUND Performance (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Focused Fund and the S&P MidCap 400 Growth Index

(a)	The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period from the commencement of operations (May 1, 2020) through December 31, 2022.

Expense ratio as of 12-31-21 (as disclosed in May 1, 2022 prospectus)	1.12%*
Expense ratio for the year ended 12-31-22	1.14%

*	Includes Acquired Fund Fees and Expenses and had been adjusted to reflect a reduction in the annual management fees of 0.10% effective May 1, 2022 (Note 2).

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA FOCUSED FUND Annual Total Rates of Return Comparison with Major Indices (Unaudited)

	AVE MARIA FOCUSED FUND	S&P MIDCAP 400 GROWTH INDEX
2020 (a)	24.7%	47.6%
2021	28.0%	18.9%
2022	-35.0%	-19.0%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2022 (Unaudited)

	AVE MARIA FOCUSED FUND	S&P MIDCAP 400 GROWTH INDEX
Since Inception (b)	1.4%	14.1%

(a)	Represents the period from the commencement of operations (May 1, 2020) through December 31, 2020.
(b)	Represents the period from the commencement of operations (May 1, 2020) through December 31, 2022.

AVE MARIA FOCUSED FUND

Ten Largest Equity Holdings

December 31, 2022 (Unaudited)

Shares	Company	Fair Value	% of Net Assets
205,295	Brookfield Asset Management*	$6,233,867	12.9%
196,896	GFL Environmental, Inc.	5,755,270	11.9%
1,313,620	eDreams ODIEGO S.A.	5,547,059	11.5%
288,209	API Group Corporation	5,421,211	11.3%
441,341	DigitalBridge Group, Inc.	4,828,270	10.0%
91,893	Permian Basin Royalty Trust	2,315,704	4.8%
74,896	Green Plains, Inc.	2,284,328	4.8%
126,157	Orion Engineered Carbons S.A.	2,246,856	4.7%
68,397	Valvoline, Inc.	2,233,162	4.6%
187,926	Radius Global Infrastructure, Inc. - Class A	2,221,286	4.6%

*	Combination of Brookfield Asset Management Ltd. - Class A, Brookfield Corporation & Brookfield Reinsurance Ltd.

Asset Allocation (Unaudited)

% of Net Assets
COMMON STOCKS
Sector
Communications	21.5%
Energy	9.6%
Financials	16.0%
Health Care	4.1%
Industrials	25.0%
Materials	9.3%
Real Estate	5.6%
Technology	7.5%

MONEY MARKET FUNDS, OTHER ASSETS IN EXCESS OF LIABILITIES	1.4%
100.0%

AVE MARIA FOCUSED FUND

Schedule of Investments

December 31, 2022

COMMON STOCKS — 98.6%	Shares	Fair Value
Communications — 21.5%
Internet Media & Services — 11.5%
eDreams ODIGEO S.A. *	1,313,620	$5,547,059

Telecommunications — 10.0%
DigitalBridge Group, Inc.	441,341	4,828,270

Energy — 9.6%
Oil & Gas Producers — 4.8%
Permian Basin Royalty Trust	91,893	2,315,704

Renewable Energy — 4.8%
Green Plains, Inc. *	74,896	2,284,328

Financials — 16.0%
Asset Management — 16.0%
Brookfield Asset Management Ltd. - Class A *	76,471	2,192,424
Brookfield Corporation	61,999	1,950,489
Brookfield Reinsurance Ltd. *	66,825	2,090,954
Rice Acquisition Corp. II - Class A *	145,596	1,480,711
		7,714,578
Health Care — 4.1%
Health Care Facilities & Services — 4.1%
Chemed Corporation	3,846	1,963,114

Industrials — 25.0%
Aerospace & Defense — 1.8%
AMMO, Inc. *	503,000	870,190

Commercial Support Services — 11.9%
GFL Environmental, Inc.	196,896	5,755,270

Electrical Equipment — 11.3%
API Group Corporation *	288,209	5,421,211

Materials — 9.3%
Chemicals — 9.3%
Orion Engineered Carbons S.A.	126,157	2,246,856
Valvoline, Inc.	68,397	2,233,162
		4,480,018
Real Estate — 5.6%
Real Estate Owners & Developers — 5.6%
Radius Global Infrastructure, Inc. - Class A *	187,926	2,221,286

AVE MARIA FOCUSED FUND

SCHEDULE OF INVESTMENTS

(Continued)

COMMON STOCKS — 98.6% (Continued)	Shares	Fair Value
Real Estate — 5.6% (Continued)
Real Estate Owners & Developers — 5.6% (Continued)
Texas Pacific Land Corporation	210	$492,288
		2,713,574
Technology — 7.5%
Software — 6.5%
Microsoft Corporation	7,196	1,725,745
Tyler Technologies, Inc. *	4,377	1,411,188
		3,136,933
Technology Hardware — 1.0%
NextDC Ltd. *	76,723	473,380

Total Common Stocks (Cost $55,746,194)		$47,503,629

MONEY MARKET FUNDS — 0.9%	Shares	Fair Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 3.97% (a) (Cost $412,069)	412,069	$412,069

Total Investments at Fair Value — 99.5% (Cost $56,158,263)		$47,915,698

Other Assets in Excess of Liabilities — 0.5%		256,362

Net Assets — 100.0%		$48,172,060

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2022.
See notes to financial statements.

Ave Maria Bond Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders:

For the year ended December 31, 2022, the Ave Maria Bond Fund (the “Fund”) returned -2.9% compared to -8.2% for the benchmark, the Bloomberg Intermediate U.S. Government/Credit Index. The Fund’s shorter duration profile, along with the positive performance from the dividend-paying common stocks in the portfolio, accounted for the favorable relative outperformance compared to the benchmark.

Interest rates across the yield curve quickly increased as the Federal Reserve (the Fed) was forced into action due to high inflation. Short-term interest rates were increased from near zero to 4.5% by year-end, and Quantitative Tightening (Q.T.) was implemented to further restrict economic activity. Further interest rate increases are forecasted and will likely continue until inflation subsides.

Top contributors to the Fund’s performance were the common stocks of Texas Pacific Land Corporation (royalty income – oil and gas), Chevron Corporation (integrated oils), and Lockheed Martin Corporation (defense). The Fund’s weakest performing assets were the common stocks of VF Corporation (apparel), Medtronic plc (medical devices), and Truist Financial Corporation (bank).

Interest rates and corporate credit spreads increased substantially over the past year. Therefore, the Fund has been modestly increasing duration and credit risk to capitalize on this opportunity. Even with the adjustment, the Fund remains conservatively positioned. Dividend-paying common stocks continue to offer an attractive combination of income and price appreciation potential.

We appreciate your investment in the Ave Maria Bond Fund.

Brandon S. Scheitler	George P. Schwartz, CFA
Lead Portfolio Manager	Co-Portfolio Manager

AVE MARIA BOND FUND Performance (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Bond Fund and the Bloomberg
U.S. Intermediate Government/Credit Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-21 (as disclosed in May 1, 2022 prospectus)	0.44%*
Expense ratio for the year ended 12-31-22	0.41%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA BOND FUND Annual Total Rates of Return Comparison with Major Indices (Unaudited)

	AVE MARIA BOND FUND	BLOOMBERG U.S. INTERMEDIATE GOVERNMENT/ CREDIT INDEX
2003 (a)	2.4%	1.9%
2004	5.1%	3.0%
2005	1.4%	1.6%
2006	6.0%	4.1%
2007	4.8%	7.4%
2008	0.3%	5.1%
2009	10.2%	5.2%
2010	6.7%	5.9%
2011	3.3%	5.8%
2012	4.6%	3.9%
2013	6.1%	-0.9%
2014	2.2%	3.1%
2015	0.7%	1.1%
2016	4.5%	2.1%
2017	4.2%	2.1%
2018	0.4%	0.9%
2019	8.3%	6.8%
2020	5.6%	6.4%
2021	4.4%	-1.4%
2022	-2.9%	-8.2%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2022 (Unaudited)

	AVE MARIA BOND FUND	BLOOMBERG U.S. INTERMEDIATE GOVERNMENT/ CREDIT INDEX
3 Years	2.3%	-1.3%
5 Years	3.1%	0.7%
10 Years	3.3%	1.1%
15 Years	3.9%	2.5%
Since Inception (b)	3.9%	2.8%

(a)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.
(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2022.

AVE MARIA BOND FUND

Ten Largest Holdings*

December 31, 2022 (Unaudited)

Par Value/ Shares	Holding	Fair Value	% of Net Assets
25,000	Lockheed Martin Corporation	$12,162,250	2.4%
$11,814,600	U.S. Treasury Inflation-Protected Notes, 0.500%, due 04/15/24	11,494,083	2.2%
100,000	Exxon Mobil Corporation	11,030,000	2.2%
$10,000,000	U.S. Treasury Notes, 4.500%, due 11/15/25	10,068,750	2.0%
$10,601,000	Illinois Tool Works, Inc., 2.650%, due 11/15/26	9,858,339	1.9%
$10,000,000	U.S. Treasury Notes, 2.875%, due 11/30/23	9,836,719	1.9%
$10,000,000	U.S. Treasury Notes, 2.875%, due 06/15/25	9,672,656	1.9%
4,100	Texas Pacific Land Corporation	9,611,343	1.9%
$10,000,000	U.S. Treasury Notes, 3.250%, due 06/30/29	9,591,406	1.9%
$10,000,000	U.S. Treasury Notes, 2.125%, due 11/30/24	9,577,734	1.9%

*	Excludes cash equivalents.

Asset Allocation (Unaudited)

% of Net Assets
U.S. GOVERNMENT & AGENCIES	24.5%

CORPORATE BONDS
Sector
Communications	1.1%
Consumer Discretionary	6.7%
Consumer Staples	10.4%
Energy	4.1%
Financials	3.1%
Health Care	1.8%
Industrials	6.1%
Materials	2.3%
Technology	15.8%

COMMON STOCKS
Sector
Consumer Discretionary	1.3%
Consumer Staples	1.6%
Energy	3.9%
Financials	3.2%
Health Care	1.0%
Industrials	5.4%
Real Estate	1.9%
Technology	1.2%

MONEY MARKET FUNDS, OTHER ASSETS IN EXCESS OF LIABILITIES	4.6%
100.0%

AVE MARIA BOND FUND

Schedule of Investments

December 31, 2022

U.S. GOVERNMENT & AGENCIES — 24.5%	Par Value	Fair Value
U.S. Treasury Inflation-Protected Notes — 11.5% (a)
0.625%, due 04/15/23	$6,477,894	$6,411,723
0.500%, due 04/15/24	11,814,600	11,494,083
2.375%, due 01/15/25	4,742,370	4,749,224
0.625%, due 01/15/26	6,270,200	6,023,801
2.000%, due 01/15/26	4,503,900	4,502,009
0.125%, due 04/15/26	5,681,100	5,345,708
0.375%, due 01/15/27	4,810,806	4,541,013
0.375%, due 07/15/27	7,917,715	7,469,792
0.500%, due 01/15/28	6,040,000	5,685,858
0.750%, due 07/15/28	2,967,675	2,830,014
		59,053,225
U.S. Treasury Notes — 13.0%
2.875%, due 11/30/23	10,000,000	9,836,719
2.125%, due 11/30/24	10,000,000	9,577,734
1.375%, due 01/31/25	10,000,000	9,403,516
2.875%, due 06/15/25	10,000,000	9,672,656
4.500%, due 11/15/25	10,000,000	10,068,750
3.250%, due 06/30/29	10,000,000	9,591,406
1.500%, due 02/15/30	10,000,000	8,544,531
		66,695,312
Total U.S. Government & Agencies (Cost $133,000,091)		$125,748,537

CORPORATE BONDS — 51.4%	Par Value	Fair Value
Communications — 1.1%
Electronic Arts, Inc., 4.800%, due 03/01/26	$5,500,000	$5,487,634

Consumer Discretionary — 6.7%
Genuine Parts Company, 1.875%, due 11/01/30	775,000	598,615
Lowe’s Companies, Inc., 3.125%, due 09/15/24	800,000	774,464
Lowe’s Companies, Inc., 3.375%, due 09/15/25	1,500,000	1,442,029
Lowe’s Companies, Inc., 2.500%, due 04/15/26	3,000,000	2,799,361
Lowe’s Companies, Inc., 3.100%, due 05/03/27	9,050,000	8,440,793
Lowe’s Companies, Inc., 1.300%, due 04/15/28	400,000	332,948
Lowe’s Companies, Inc., 1.700%, due 10/15/30	925,000	725,544
Ross Stores, Inc., 3.375%, due 09/15/24	3,000,000	2,912,054
Ross Stores, Inc., 0.875%, due 04/15/26	5,255,000	4,617,412
Ross Stores, Inc., 4.700%, due 04/15/27	1,300,000	1,280,781
TJX Companies, Inc. (The), 2.500%, due 05/15/23	2,000,000	1,982,144
TJX Companies, Inc. (The), 2.250%, due 09/15/26	4,226,000	3,870,230
TJX Companies, Inc. (The), 1.150%, due 05/15/28	2,000,000	1,672,398
TJX Companies, Inc. (The), 3.875%, due 04/15/30	1,312,000	1,224,705

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 51.4% (Continued)	Par Value	Fair Value
Consumer Discretionary — 6.7% (Continued)
VF Corporation, 2.400%, due 04/23/25	$650,000	$609,928
VF Corporation, 2.800%, due 04/23/27	1,200,000	1,088,957
		34,372,363
Consumer Staples — 10.4%
Coca-Cola Company (The), 1.450%, due 06/01/27	7,952,000	7,031,762
Coca-Cola Company (The), 1.000%, due 03/15/28	1,000,000	837,366
Coca-Cola Company (The), 2.125%, due 09/06/29	1,550,000	1,328,972
Colgate-Palmolive Company, 1.950%, due 02/01/23	2,663,000	2,657,501
Colgate-Palmolive Company, 3.250%, due 03/15/24	795,000	781,988
Colgate-Palmolive Company, 3.100%, due 08/15/27	5,000,000	4,739,257
Hershey Company (The), 2.625%, due 05/01/23	4,536,000	4,500,082
Hershey Company (The), 3.375%, due 05/15/23	500,000	497,439
Hershey Company (The), 2.050%, due 11/15/24	3,200,000	3,043,831
Hershey Company (The), 0.900%, due 06/01/25	7,450,000	6,804,826
Hershey Company (The), 3.200%, due 08/21/25	645,000	621,743
Hershey Company (The), 2.300%, due 08/15/26	2,000,000	1,840,131
Hormel Foods Corporation, 1.700%, due 06/03/28	895,000	774,137
Hormel Foods Corporation, 1.800%, due 06/11/30	5,863,000	4,778,815
JM Smucker Company (The), 3.375%, due 12/15/27	3,750,000	3,474,222
Kimberly-Clark Corporation, 2.400%, due 06/01/23	440,000	435,576
Kimberly-Clark Corporation, 2.650%, due 03/01/25	1,115,000	1,065,583
Kimberly-Clark Corporation, 2.750%, due 02/15/26	1,343,000	1,266,801
Kimberly-Clark Corporation, 1.050%, due 09/15/27	5,047,000	4,310,287
McCormick & Company, Inc., 3.500%, due 09/01/23	2,500,000	2,473,385
		53,263,704
Energy — 4.1%
Chevron Corporation, 2.895%, due 03/03/24	1,824,000	1,783,337
Chevron Corporation, 3.900%, due 11/15/24	550,000	540,890
Chevron Corporation, 2.954%, due 05/16/26	1,450,000	1,377,455
Chevron Corporation, 8.000%, due 04/01/27	2,600,000	2,931,733
Chevron Corporation, 1.995%, due 05/11/27	5,840,000	5,252,870
Chevron Corporation, 1.018%, due 08/12/27	1,150,000	988,110
Exxon Mobil Corporation, 3.176%, due 03/15/24	1,634,000	1,602,055
Exxon Mobil Corporation, 2.019%, due 08/16/24	2,650,000	2,535,824
Exxon Mobil Corporation, 2.709%, due 03/06/25	998,000	954,938
Pioneer Natural Resources, 1.125%, due 01/15/26	2,578,000	2,300,282
Pioneer Natural Resources, 1.900%, due 08/15/30	1,330,000	1,044,944
		21,312,438
Financials — 3.1%
Chubb INA Holdings, Inc., 3.150%, due 03/15/25	4,309,000	4,163,764
Chubb INA Holdings, Inc., 3.350%, due 05/03/26	500,000	478,797
PNC Financial Services Group, Inc. (The), 3.250%, due 06/01/25	1,528,000	1,475,175

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 51.4% (Continued)	Par Value	Fair Value
Financials — 3.1% (Continued)
PNC Financial Services Group, Inc. (The), 3.150%, due 05/19/27	$400,000	$374,142
PNC Financial Services Group, Inc. (The), 3.250%, due 01/22/28	4,380,000	4,091,857
S&P Global, Inc., 2.950%, due 01/22/27	3,675,000	3,442,718
Truist Financial Corporation, 2.250%, due 03/11/30	900,000	729,734
U.S. Bancorp, 3.375%, due 02/05/24	1,000,000	982,425
		15,738,612
Health Care — 1.8%
Stryker Corporation, 3.375%, due 05/15/24	5,500,000	5,372,962
Stryker Corporation, 3.375%, due 11/01/25	1,026,000	990,462
Stryker Corporation, 3.500%, due 03/15/26	2,904,000	2,790,363
		9,153,787
Industrials — 6.1%
3M Company, 2.250%, due 03/15/23	3,000,000	2,983,374
Hubbell, Inc., 3.150%, due 08/15/27	4,180,000	3,805,721
Illinois Tool Works, Inc., 3.500%, due 03/01/24	2,450,000	2,412,505
Illinois Tool Works, Inc., 2.650%, due 11/15/26	10,601,000	9,858,339
Lockheed Martin Corporation, 3.550%, due 01/15/26	3,848,000	3,741,624
PACCAR Financial Corporation, 1.800%, due 02/06/25	350,000	329,559
PACCAR Financial Corporation, 1.100%, due 05/11/26	835,000	744,912
PACCAR Financial Corporation, 2.000%, due 02/04/27	500,000	451,895
United Parcel Service, Inc., 2.200%, due 09/01/24	3,410,000	3,265,531
United Parcel Service, Inc., 2.800%, due 11/15/24	1,000,000	964,175
United Parcel Service, Inc., 2.400%, due 11/15/26	2,869,000	2,665,420
		31,223,055
Materials — 2.3%
Ecolab, Inc., 2.700%, due 11/01/26	6,438,000	5,983,034
Ecolab, Inc., 3.250%, due 12/01/27	3,676,000	3,426,263
Ecolab, Inc., 1.300%, due 01/30/31	1,450,000	1,107,306
RPM International, Inc., 3.750%, due 03/15/27	1,250,000	1,165,356
		11,681,959
Technology — 15.8%
Broadridge Financial Solutions, Inc., 3.400%, due 06/27/26	500,000	468,991
Broadridge Financial Solutions, Inc., 2.900%, due 12/01/29	6,500,000	5,519,943
Cisco Systems, Inc., 2.600%, due 02/28/23	2,475,000	2,467,197
Cisco Systems, Inc., 3.625%, due 03/04/24	3,500,000	3,444,292
Cisco Systems, Inc., 3.500%, due 06/15/25	5,000,000	4,862,746
Cisco Systems, Inc., 2.950%, due 02/28/26	1,000,000	954,532
Cisco Systems, Inc., 2.500%, due 09/20/26	3,080,000	2,871,361
Mastercard, Inc., 3.375%, due 04/01/24	3,855,000	3,785,470

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 51.4% (Continued)	Par Value	Fair Value
Technology — 15.8% (Continued)
Mastercard, Inc., 2.000%, due 03/03/25	$5,625,000	$5,316,837
Mastercard, Inc., 2.950%, due 11/21/26	2,000,000	1,887,778
Mastercard, Inc., 3.300%, due 03/26/27	5,199,000	4,959,858
Mastercard, Inc., 3.500%, due 02/26/28	450,000	427,932
Microsoft Corporation, 2.400%, due 08/08/26	5,750,000	5,364,153
Microsoft Corporation, 3.300%, due 02/06/27	5,320,000	5,132,410
Moody’s Corporation, 4.875%, due 02/15/24	1,500,000	1,495,619
Moody’s Corporation, 3.250%, due 01/15/28	5,550,000	5,133,263
Moody’s Corporation, 4.250%, due 02/01/29	5,000,000	4,794,258
Texas Instruments, Inc., 2.250%, due 05/01/23	2,500,000	2,480,594
Texas Instruments, Inc., 1.375%, due 03/12/25	1,160,000	1,083,862
Texas Instruments, Inc., 2.900%, due 11/03/27	740,000	689,783
Texas Instruments, Inc., 2.250%, due 09/04/29	1,112,000	963,885
Texas Instruments, Inc., 1.750%, due 05/04/30	4,880,000	4,026,546
Visa, Inc., 3.150%, due 12/14/25	3,905,000	3,765,158
Visa, Inc., 1.900%, due 04/15/27	3,854,000	3,476,517
Visa, Inc., 2.750%, due 09/15/27	6,051,000	5,605,706
		80,978,691

Total Corporate Bonds (Cost $284,010,706)		$263,212,243

COMMON STOCKS — 19.5%	Shares	Fair Value
Consumer Discretionary — 1.3%
Retail — Discretionary — 1.3%
Genuine Parts Company	40,000	$6,940,400

Consumer Staples — 1.6%
Beverages — 1.6%
Coca-Cola European Partners plc	150,000	8,298,000

Energy — 3.9%
Oil & Gas Producers — 3.9%
Chevron Corporation	50,000	8,974,500
Exxon Mobil Corporation	100,000	11,030,000
		20,004,500
Financials — 3.2%
Banking — 1.8%
First Horizon Corporation	85,500	2,094,750
Truist Financial Corporation	169,000	7,272,070
		9,366,820

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 19.5% (Continued)	Shares	Fair Value
Financials — 3.2% (Continued)
Insurance — 0.1%
F&G Annuities & Life, Inc. *	12,240	$244,922

Specialty Finance — 1.3%
Fidelity National Financial, Inc.	180,000	6,771,600

Health Care — 1.0%
Medical Equipment & Devices — 1.0%
Medtronic plc	64,000	4,974,080

Industrials — 5.4%
Aerospace & Defense — 2.4%
Lockheed Martin Corporation	25,000	12,162,250

Industrial Support Services — 2.1%
Fastenal Company	106,000	5,015,920
Watsco, Inc.	24,000	5,985,600
		11,001,520
Transportation & Logistics — 0.9%
United Parcel Service, Inc. - Class B	25,000	4,346,000

Real Estate — 1.9%
Real Estate Owners & Developers — 1.9%
Texas Pacific Land Corporation	4,100	9,611,343

Technology — 1.2%
Semiconductors — 1.2%
Texas Instruments, Inc.	37,000	6,113,140

Total Common Stocks (Cost $68,997,590)		$99,834,575

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 4.1%	Shares	Fair Value
Federated Hermes Government Obligations Tax-Managed Fund - Institutional Shares, 3.97% (b) (Cost $21,098,416)	21,098,416	$21,098,416

Total Investments at Fair Value — 99.5% (Cost $507,106,803)		$509,893,771

Other Assets in Excess of Liabilities — 0.5%		2,691,475

Net Assets — 100.0%		$512,585,246

*	Non-income producing security.
(a)	Interest rate for this investment is the stated rate. Interest payments are determined based on the inflation adjusted principal.
(b)	The rate shown is the 7-day effective yield as of December 31, 2022.
See notes to financial statements.

AVE MARIA MUTUAL FUNDS

Statements of Assets and Liabilities

December 31, 2022

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
ASSETS
Investment securities:
At cost	$261,374,498	$556,602,983	$660,675,605
At fair value (Note 1)	$370,986,119	$766,491,603	$891,265,513
Cash	15,375	85,475	47,600
Receivable for capital shares sold	466,762	338,790	772,123
Dividends receivable	371,914	147,177	843,924
Other assets	22,567	37,572	41,622
TOTAL ASSETS	371,862,737	767,100,617	892,970,782

LIABILITIES
Payable for capital shares redeemed	68,002	669,289	199,981
Payable to Adviser (Note 2)	668,653	1,437,404	1,691,184
Payable to administrator (Note 2)	31,817	67,401	78,427
Other accrued expenses	22,409	33,383	40,926
TOTAL LIABILITIES	790,881	2,207,477	2,010,518

NET ASSETS	$371,071,856	$764,893,140	$890,960,264

NET ASSETS CONSIST OF:
Paid-in capital	$262,756,275	$556,668,396	$660,370,356
Distributable earnings	108,315,581	208,224,744	230,589,908
NET ASSETS	$371,071,856	$764,893,140	$890,960,264
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	15,426,565	21,730,311	46,336,242
Net asset value, offering price and redemption price per share (Note 1)	$24.05	$35.20	$19.23

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2022 (Continued)

	Ave Maria World Equity Fund	Ave Maria Focused Fund	Ave Maria Bond Fund
ASSETS
Investment securities:
At cost	$60,334,955	$56,158,263	$507,106,803
At fair value (Note 1)	$75,014,990	$47,915,698	$509,893,771
Cash	9,150	14,278	162,500
Receivable for capital shares sold	5,481	9,371	681,242
Receivable for investment securities sold	—	319,873	—
Dividends and interest receivable	33,728	13,735	2,509,598
Tax reclaims receivable	1,585	—	—
Other assets	9,890	7,072	29,613
TOTAL ASSETS	75,074,824	48,280,027	513,276,724

LIABILITIES
Payable for capital shares redeemed	58,241	315	300,443
Payable to Adviser (Note 2)	139,604	89,238	321,721
Payable to administrator (Note 2)	6,477	4,178	38,851
Other accrued expenses	15,895	14,236	30,463
TOTAL LIABILITIES	220,217	107,967	691,478

NET ASSETS	$74,854,607	$48,172,060	$512,585,246

NET ASSETS CONSIST OF:
Paid-in capital	$60,928,669	$56,768,269	$509,798,278
Distributable earnings ( accumulated deficit)	13,925,938	(8,596,209)	2,786,968
NET ASSETS	$74,854,607	$48,172,060	$512,585,246
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,674,592	4,873,088	44,695,324
Net asset value, offering price and redemption price per share (Note 1)	$16.01	$9.89	$11.47

See notes to financial statements.

AVE MARIA MUTUAL FUNDS

Statements of Operations

For the Year Ended December 31, 2022

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
INVESTMENT INCOME
Dividends	$7,393,799	$10,391,860	$21,637,842
Foreign withholding taxes on dividends	(71,323)	(487,336)	(163,948)
TOTAL INVESTMENT INCOME	7,322,476	9,904,524	21,473,894

EXPENSES
Investment advisory fees (Note 2)	2,493,108	6,270,163	6,769,713
Administration, accounting and transfer agent fees (Note 2)	332,640	836,157	903,219
Trustees’ fees and expenses (Note 2)	51,144	135,742	140,690
Registration and filing fees	38,426	48,339	48,455
Postage and supplies	39,680	81,491	71,290
Audit and tax services fees	29,356	48,891	53,368
Custodian and bank service fees	21,430	48,301	60,776
Legal fees	29,174	29,174	29,174
Compliance service fees and expenses (Note 2)	14,035	31,349	35,777
Advisory board fees and expenses (Note 2)	9,513	26,142	26,619
Insurance expense	13,174	16,867	20,647
Shareholder reporting expenses	12,257	21,054	18,871
Other expenses	24,739	49,375	48,868
TOTAL EXPENSES	3,108,676	7,643,045	8,227,467

NET INVESTMENT INCOME	4,213,800	2,261,479	13,246,427

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from investment transactions	(1,296,040)	(1,505,002)	53,527,576
Net realized losses from foreign currency transactions (Note 1)	—	—	(18,274)
Net change in unrealized appreciation (depreciation) on investments	10,890,764	(225,784,063)	(118,444,746)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES	9,594,724	(227,289,065)	(64,935,444)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,808,524	$(225,027,586)	$(51,689,017)

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2022 (Continued)

	Ave Maria World Equity Fund	Ave Maria Focused Fund	Ave Maria Bond Fund
INVESTMENT INCOME
Dividends	$1,956,390	$205,741	$3,618,984
Foreign withholding taxes on dividends	(126,845)	(6,674)	—
Interest	—	—	9,582,642
TOTAL INVESTMENT INCOME	1,829,545	199,067	13,201,626

EXPENSES
Investment advisory fees (Note 2)	656,864	402,732	1,257,489
Administration, accounting and transfer agent fees (Note 2)	79,856	51,270	452,313
Trustees’ fees and expenses (Note 2)	13,494	8,995	79,698
Registration and filing fees	33,982	31,001	54,316
Postage and supplies	12,640	6,612	33,036
Audit and tax services fees	17,553	16,334	37,544
Custodian and bank service fees	17,124	14,506	30,242
Legal fees	29,174	29,174	29,174
Compliance service fees and expenses (Note 2)	3,009	1,955	19,900
Advisory board fees and expenses (Note 2)	2,419	1,574	14,948
Insurance expense	5,950	2,848	14,526
Shareholder reporting expenses	5,568	3,890	10,068
Other expenses	19,871	14,937	47,478
TOTAL EXPENSES	897,504	585,828	2,080,732
Previous investment advisory fee reductions recouped by the Adviser (Note 2)	40,177	—	—
NET EXPENSES	937,681	585,828	2,080,732

NET INVESTMENT INCOME (LOSS)	891,864	(386,761)	11,120,894

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from investment transactions	423,180	(344,538)	6,717,570
Net realized losses from foreign currency transactions (Note 1)	(12,377)	(4,515)	—
Net change in unrealized appreciation (depreciation) on investments	(16,116,660)	(22,847,047)	(33,106,182)
Net change in unrealized appreciation (depreciation) on foreign currency translation	155	—	—
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND FOREIGN CURRENCIES	(15,705,702)	(23,196,100)	(26,388,612)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,813,838)	$(23,582,861)	$(15,267,718)

See notes to financial statements.

Ave Maria Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS
Net investment income	$4,213,800	$806,006
Net realized gains (losses) from investment transactions	(1,296,040)	23,775,668
Net change in unrealized appreciation (depreciation) on investments	10,890,764	38,344,817
Net increase in net assets resulting from operations	13,808,524	62,926,491

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(4,214,033)	(24,583,788)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	73,112,565	54,244,398
Reinvestment of distributions to shareholders	3,981,832	23,535,894
Payments for shares redeemed	(43,470,023)	(39,517,457)
Net increase in net assets from capital share transactions	33,624,374	38,262,835

TOTAL INCREASE IN NET ASSETS	43,218,865	76,605,538

NET ASSETS
Beginning of year	327,852,991	251,247,453
End of year	$371,071,856	$327,852,991

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	3,143,320	2,253,604
Shares issued in reinvestment of distributions to shareholders	165,565	1,012,296
Shares redeemed	(1,923,440)	(1,679,840)
Net increase in shares outstanding	1,385,445	1,586,060
Shares outstanding, beginning of year	14,041,120	12,455,060
Shares outstanding, end of year	15,426,565	14,041,120

See notes to financial statements.

Ave Maria Growth Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS
Net investment income (loss)	$2,261,479	$(1,291,040)
Net realized gains (losses) from investment transactions	(1,505,002)	116,613,780
Net change in unrealized appreciation (depreciation) on investments	(225,784,063)	44,578,192
Net increase (decrease) in net assets resulting from operations	(225,027,586)	159,900,932

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(2,263,570)	(115,484,450)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	103,810,510	171,537,812
Reinvestment of distributions to shareholders	2,125,194	109,358,524
Payments for shares redeemed	(180,067,270)	(207,744,366)
Net increase (decrease) in net assets from capital share transactions	(74,131,566)	73,151,970

TOTAL INCREASE (DECREASE) IN NET ASSETS	(301,422,722)	117,568,452

NET ASSETS
Beginning of year	1,066,315,862	948,747,410
End of year	$764,893,140	$1,066,315,862

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	2,765,803	3,631,484
Shares issued in reinvestment of distributions to shareholders	60,064	2,438,861
Shares redeemed	(4,888,374)	(4,488,041)
Net increase (decrease) in shares outstanding	(2,062,507)	1,582,304
Shares outstanding, beginning of year	23,792,818	22,210,514
Shares outstanding, end of year	21,730,311	23,792,818

See notes to financial statements.

Ave Maria Rising Dividend Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS
Net investment income	$13,246,427	$8,372,463
Net realized gains from investment transactions	53,527,576	85,250,805
Net realized gains (losses) from foreign currency transactions (Note 1)	(18,274)	14,111
Net change in unrealized appreciation (depreciation) on investments	(118,444,746)	112,600,350
Net increase (decrease) in net assets resulting from operations	(51,689,017)	206,237,729

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(66,771,369)	(93,627,002)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	139,063,164	136,128,629
Reinvestment of distributions to shareholders	59,788,156	84,010,186
Payments for shares redeemed	(153,572,866)	(226,134,530)
Net increase (decrease) in net assets from capital share transactions	45,278,454	(5,995,715)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(73,181,932)	106,615,012

NET ASSETS
Beginning of year	964,142,196	857,527,184
End of year	$890,960,264	$964,142,196

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	6,798,986	6,197,924
Shares issued in reinvestment of distributions to shareholders	3,095,035	3,834,822
Shares redeemed	(7,542,251)	(10,391,053)
Net increase (decrease) in shares outstanding	2,351,770	(358,307)
Shares outstanding, beginning of year	43,984,472	44,342,779
Shares outstanding, end of year	46,336,242	43,984,472

See notes to financial statements.

Ave Maria World Equity Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS
Net investment income	$891,864	$319,816
Net realized gains from investment transactions	423,180	2,211,616
Net realized losses from foreign currency transactions (Note 1)	(12,377)	(1,869)
Net change in unrealized appreciation (depreciation) on investments	(16,116,660)	12,433,990
Net change in unrealized appreciation (depreciation) on foreign currency translation	155	(23)
Net increase (decrease) in net assets resulting from operations	(14,813,838)	14,963,530

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(880,100)	(318,409)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	11,028,683	21,926,581
Reinvestment of distributions to shareholders	822,387	294,907
Payments for shares redeemed	(14,210,321)	(13,189,467)
Net increase (decrease) in net assets from capital share transactions	(2,359,251)	9,032,021

TOTAL INCREASE (DECREASE) IN NET ASSETS	(18,053,189)	23,677,142

NET ASSETS
Beginning of year	92,907,796	69,230,654
End of year	$74,854,607	$92,907,796

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	645,881	1,229,440
Shares issued in reinvestment of distributions to shareholders	51,080	15,400
Shares redeemed	(869,293)	(754,670)
Net increase (decrease) in shares outstanding	(172,332)	490,170
Shares outstanding, beginning of year	4,846,924	4,356,754
Shares outstanding, end of year	4,674,592	4,846,924

See notes to financial statements.

Ave Maria Focused Fund

StatementS of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS
Net investment loss	$(386,761)	$(400,468)
Net realized gains (losses) from investment transactions	(344,538)	3,218,225
Net realized losses from foreign currency transactions (Note 1)	(4,515)	(24,235)
Net change in unrealized appreciation (depreciation) on investments	(22,847,047)	9,158,451
Net increase (decrease) in net assets resulting from operations	(23,582,861)	11,951,973

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	—	(2,771,641)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	14,714,046	22,081,280
Reinvestment of distributions to shareholders	—	2,717,423
Payments for shares redeemed	(6,435,125)	(4,819,301)
Net increase in net assets from capital share transactions	8,278,921	19,979,402

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,303,940)	29,159,734

NET ASSETS
Beginning of year	63,476,000	34,316,266
End of year	$48,172,060	$63,476,000

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	1,277,757	1,585,440
Shares issued in reinvestment of distributions to shareholders	—	179,131
Shares redeemed	(576,620)	(353,210)
Net increase in shares outstanding	701,137	1,411,361
Shares outstanding, beginning of year	4,171,951	2,760,590
Shares outstanding, end of year	4,873,088	4,171,951

See notes to financial statements.

Ave Maria Bond Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS
Net investment income	$11,120,894	$7,625,144
Net realized gains from investment transactions	6,717,570	3,569,186
Net change in unrealized appreciation (depreciation) on investments	(33,106,182)	7,105,083
Net increase (decrease) in net assets resulting from operations	(15,267,718)	18,299,413

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(17,840,405)	(10,958,224)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	148,825,719	165,249,090
Reinvestment of distributions to shareholders	16,108,784	9,927,737
Payments for shares redeemed	(122,008,893)	(100,626,525)
Net increase in net assets from capital share transactions	42,925,610	74,550,302

TOTAL INCREASE IN NET ASSETS	9,817,487	81,891,491

NET ASSETS
Beginning of year	502,767,759	420,876,268
End of year	$512,585,246	$502,767,759

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	12,666,959	13,393,881
Shares issued in reinvestment of distributions to shareholders	1,386,991	807,671
Shares redeemed	(10,457,452)	(8,192,081)
Net increase in shares outstanding	3,596,498	6,009,471
Shares outstanding, beginning of year	41,098,826	35,089,355
Shares outstanding, end of year	44,695,324	41,098,826

See notes to financial statements.

Ave Maria Value Fund

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value at beginning of year	$23.35	$20.17	$19.68	$17.19	$20.88

Income (loss) from investment operations:
Net investment income (loss)	0.28	0.06	0.09	0.01	(0.03)
Net realized and unrealized gains (losses) on investments	0.70	5.00	1.12	3.52	(1.81)
Total from investment operations	0.98	5.06	1.21	3.53	(1.84)

Less distributions from:
Net investment income	(0.28)	(0.06)	(0.09)	(0.01)	—
Net realized gains on investments	—	(1.82)	(0.63)	(1.03)	(1.85)
Total distributions	(0.28)	(1.88)	(0.72)	(1.04)	(1.85)

Net asset value at end of year	$24.05	$23.35	$20.17	$19.68	$17.19

Total return (a)	4.18%	25.15%	6.16%	20.52%	(8.75%)

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$371,072	$327,853	$251,247	$247,743	$211,481

Ratio of total expenses to average net assets	0.93%	0.96%	1.05%	1.11%	1.18%

Ratio of net investment income (loss) to average net assets	1.27%	0.27%	0.52%	0.04%	(0.13%)

Portfolio turnover rate	33%	20%	68%	40%	43%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

Ave Maria Growth Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value at beginning of year	$44.82	$42.72	$38.00	$28.19		$30.80

Income (loss) from investment operations:
Net investment income (loss)	0.10	(0.05)	(0.06)	0.00	(a)	0.06
Net realized and unrealized gains (losses) on investments	(9.62)	7.55	7.03	10.45		(0.63)
Total from investment operations	(9.52)	7.50	6.97	10.45		(0.57)

Less distributions from:
Net investment income	(0.10)	—	—	(0.00	)(a)	(0.06)
Net realized gains on investments	—	(5.40)	(2.25)	(0.64)		(1.98)
Total distributions	(0.10)	(5.40)	(2.25)	(0.64)		(2.04)

Net asset value at end of year	$35.20	$44.82	$42.72	$38.00		$28.19

Total return (b)	(21.23%)	17.55%	18.37%	37.09%		(1.80%)

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$764,893	$1,066,316	$948,747	$854,764		$577,806

Ratio of total expenses to average net assets	0.91%	0.90%	0.91%	0.94%		0.95%

Ratio of net investment income (loss) to average net assets	0.27%	(0.13%)	(0.16%)	0.00	%(c)	0.19%

Portfolio turnover rate	25%	25%	26%	15%		33%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Percentage rounds to less than 0.01%.
See notes to financial statements.

Ave Maria Rising Dividend Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value at beginning of year	$21.92	$19.34	$18.68	$15.83	$18.44

Income (loss) from investment operations:
Net investment income	0.30	0.20	0.21	0.23	0.24
Net realized and unrealized gains (losses) on investments and foreign currencies	(1.46)	4.69	0.95	4.12	(1.13)
Total from investment operations	(1.16)	4.89	1.16	4.35	(0.89)

Less distributions from:
Net investment income	(0.30)	(0.20)	(0.21)	(0.23)	(0.25)
Net realized gains on investments	(1.23)	(2.11)	(0.29)	(1.27)	(1.47)
Total distributions	(1.53)	(2.31)	(0.50)	(1.50)	(1.72)

Net asset value at end of year	$19.23	$21.92	$19.34	$18.68	$15.83

Total return (a)	(5.27%)	25.35%	6.45%	27.58%	(4.80%)

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$890,960	$964,142	$857,527	$953,085	$780,811

Ratio of total expenses to average net assets	0.91%	0.90%	0.92%	0.93%	0.93%

Ratio of net investment income to average net assets	1.47%	0.90%	1.21%	1.23%	1.25%

Portfolio turnover rate	15%	21%	38%	30%	31%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

Ave Maria World Equity Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value at beginning of year	$19.17	$15.89	$15.99	$13.10	$15.08

Income (loss) from investment operations:
Net investment income	0.19	0.07	0.08	0.11	0.15
Net realized and unrealized gains (losses) on investments and foreign currencies	(3.16)	3.28	(0.10)	3.51	(1.49)
Total from investment operations	(2.97)	3.35	(0.02)	3.62	(1.34)

Less distributions from:
Net investment income	(0.19)	(0.07)	(0.08)	(0.11)	(0.15)
Net realized gains on investments	—	—	—	(0.62)	(0.49)
Total distributions	(0.19)	(0.07)	(0.08)	(0.73)	(0.64)

Net asset value at end of year	$16.01	$19.17	$15.89	$15.99	$13.10

Total return (a)	(15.50%)	21.06%	(0.15%)	27.66%	(8.87%)

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$74,855	$92,908	$69,231	$73,902	$57,044

Ratio of total expenses to average net assets	1.12%	1.22%	1.26%	1.29%	1.34%

Ratio of net expenses to average net assets (b)	1.18%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment income to average net assets (b)	1.12%	0.40%	0.51%	0.77%	0.98%

Portfolio turnover rate	23%	16%	43%	37%	33%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratio was determined after advisory fee reductions and/or recoupments (Note 2).
See notes to financial statements.

Ave Maria Focused Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended December 31, 2022	Year Ended December 31, 2021		Period Ended December 31, 2020(a)
Net asset value at beginning of period	$15.21	$12.43		$10.00

Income (loss) from investment operations:
Net investment loss	(0.08)	(0.10)		(0.03)
Net realized and unrealized gains (losses) on investments and foreign currencies	(5.24)	3.57		2.50
Total from investment operations	(5.32)	3.47		2.47

Less distributions from:
Net realized gains on investments	—	(0.69)		(0.04)

Net asset value at end of period	$9.89	$15.21		$12.43

Total return (b)	(34.98%)	27.96%		24.71	%(c)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$48,172	$63,476		$34,316

Ratio of total expenses to average net assets	1.14%	1.21%		1.29	%(d)

Ratio of net expenses to average net assets	1.14%	1.23	%(e)	1.25	%(d)(e)

Ratio of net investment loss to average net assets	(0.76%)	(0.82	%)(e)	(0.54	%)(d)(e)

Portfolio turnover rate	69%	27%		16	%(c)

(a)	Represents the period from the commencement of operations (May 1, 2020) through December 31, 2020.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions and/or recoupments (Note 2).
See notes to financial statements.

Ave Maria Bond Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value at beginning of year	$12.23	$11.99	$11.64	$11.11	$11.42

Income (loss) from investment operations:
Net investment income	0.26	0.20	0.22	0.22	0.19
Net realized and unrealized gains (losses) on investments	(0.61)	0.33	0.42	0.70	(0.14)
Total from investment operations	(0.35)	0.53	0.64	0.92	0.05

Less distributions from:
Net investment income	(0.26)	(0.20)	(0.22)	(0.22)	(0.19)
Net realized gains on investments	(0.15)	(0.09)	(0.07)	(0.17)	(0.17)
Total distributions	(0.41)	(0.29)	(0.29)	(0.39)	(0.36)

Net asset value at end of year	$11.47	$12.23	$11.99	$11.64	$11.11

Total return (a)	(2.85%)	4.38%	5.60%	8.30%	0.41%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$512,585	$502,768	$420,876	$394,850	$323,716

Ratio of total expenses to average net assets	0.41%	0.43%	0.47%	0.49%	0.50%

Ratio of net investment income to average net assets	2.21%	1.66%	1.87%	1.91%	1.68%

Portfolio turnover rate	21%	25%	47%	31%	26%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS

Notes to Financial Statements

December 31, 2022

1. Organization and Significant Accounting Policies

The Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund, the Ave Maria Focused Fund and the Ave Maria Bond Fund (individually, a “Fund” and collectively, the “Funds”) are each a diversified series, except for the Ave Maria Focused Fund, which is a non-diversified series, of the Schwartz Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and established as an Ohio business trust under a Declaration of Trust dated August 31, 1992.

The investment objective of the Ave Maria Value Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.

The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.

The investment objective of the Ave Maria Rising Dividend Fund is to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church.

The investment objective of the Ave Maria World Equity Fund is to seek long-term capital appreciation from equity investments in U.S. and non-U.S. companies that do not violate core values and teachings of the Roman Catholic Church.

The investment objective of the Ave Maria Focused Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church.

The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income in corporate debt and equity securities that do not violate core values and teachings of the Roman Catholic Church.

See the Funds’ Prospectus for information regarding the principal investment strategies of each Fund.

Shares of each Fund are sold at net asset value (“NAV”). To calculate the NAV, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the NAV per share for each Fund.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The Funds follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Valuation of investments – Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an Official Closing Price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities traded on foreign exchanges are typically fair valued by an independent pricing service and translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing service. Fixed income securities are generally valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. Investments in shares of other open-end investment companies are valued at their NAV as reported by such companies. When using quoted prices and when the market for the securities are considered active, the securities will be classified as Level 1 within the fair value hierarchy (see below). Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the security is principally traded closes early; or (iii) trading of the security is halted during the day and does not resume prior to a Fund’s NAV calculation. A security’s “fair value” price may differ from the price next available for that security using the Funds’ normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The Funds’ foreign equity securities actively traded in foreign markets may be classified as Level 2 despite the availability of closing prices because such securities are typically fair valued by an independent pricing service. The Board of Trustees has authorized the Funds to retain an independent pricing service to determine the fair value of its foreign securities because the value of such securities may be materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report or merger announcement); or U.S. market-specific (such as a significant movement in the U.S. market that is deemed to affect the value of foreign securities). The pricing service uses an automated system that incorporates a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities.

U.S. Government & Agencies and Corporate Bonds held by the Funds, if any, are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following is a summary of the Funds’ investments and the levels assigned to the investments, by security type, as of December 31, 2022:

Ave Maria Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$344,738,864	$—	$—	$344,738,864
Money Market Funds	26,247,255	—	—	26,247,255
Total	$370,986,119	$—	$—	$370,986,119

Ave Maria Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$734,141,435	$—	$—	$734,141,435
Money Market Funds	32,350,168	—	—	32,350,168
Total	$766,491,603	$—	$—	$766,491,603

Ave Maria Rising Dividend Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$859,746,010	$16,577,461	$—	$876,323,471
Money Market Funds	14,942,042	—	—	14,942,042
Total	$874,688,052	$16,577,461	$—	$891,265,513

Ave Maria World Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$62,575,777	$11,503,187	$—	$74,078,964
Money Market Funds	936,026	—	—	936,026
Total	$63,511,803	$11,503,187	$—	$75,014,990

Ave Maria Focused Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$41,483,190	$6,020,439	$—	$47,503,629
Money Market Funds	412,069	—	—	412,069
Total	$41,895,259	$6,020,439	$—	$47,915,698

Ave Maria Bond Fund	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$125,748,537	$—	$125,748,537
Corporate Bonds	—	263,212,243	—	263,212,243
Common Stocks	99,834,575	—	—	99,834,575
Money Market Funds	21,098,416	—	—	21,098,416
Total	$120,932,991	$388,960,780	$—	$509,893,771

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. There were no Level 3 securities or derivative instruments held by or transferred in/out of the Funds as of or during the year ended December 31, 2022.

(b) Income taxes – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of December 31, 2022:

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
Federal income tax cost	$261,374,498	$558,046,576	$660,675,605
Gross unrealized appreciation	$120,220,389	$258,843,662	$260,437,471
Gross unrealized depreciation	(10,608,768)	(50,398,635)	(29,847,563)
Net unrealized appreciation	109,611,621	208,445,027	230,589,908
Accumulated capital and other losses	(1,296,040)	(220,283)	—
Distributable earnings	$108,315,581	$208,224,744	$230,589,908

	Ave Maria World Equity Fund	Ave Maria Focused Fund	Ave Maria Bond Fund
Federal income tax cost	$60,334,955	$56,364,162	$507,106,803
Gross unrealized appreciation	$19,723,390	$2,520,302	$34,246,640
Gross unrealized depreciation	(5,043,355)	(10,968,766)	(31,459,672)
Net unrealized appreciation (depreciation)	14,680,035	(8,448,464)	2,786,968
Net unrealized appreciation on foreign currency translation	132	—	—
Accumulated capital and other losses	(754,229)	(147,745)	—
Distributable earnings (accumulated deficit)	$13,925,938	$(8,596,209)	$2,786,968

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The difference between the federal income tax cost of investments and the financial statement cost of portfolio investments for the Ave Maria Growth Fund and the Ave Maria Focused Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales. There is no difference between the federal income tax cost and the financial statement cost of portfolio investments for the Ave Maria Value Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund as of December 31, 2022.

During the year ended December 31, 2022, the Ave Maria World Equity Fund utilized $423,180 of short-term capital loss carryforwards (“CLCFs”) against current year gains.

As of December 31, 2022, the following CLCFs are available for federal income tax purposes, which may be carried forward indefinitely. These CLCFs are available to offset net realized gains in future years, thereby reducing future taxable gains distributions.

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
No expiration - short-term	$1,296,040	$220,283	$—
No expiration - long-term	—	—	—
	$1,296,040	$220,283	$—

	Ave Maria World Equity Fund	Ave Maria Focused Fund	Ave Maria Bond Fund
No expiration - short-term	$754,229	$147,745	$—
No expiration - long-term	—	—	—
	$754,229	$147,745	$—

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

For the year ended December 31, 2022, the following reclassifications were made as a result of permanent differences between the financial statements and income tax reporting requirements:

	Increase Distributable Earnings (Accumulated Deficit)	Decrease Paid-in Capital
Ave Maria Value Fund	$233	$(233)
Ave Maria Growth Fund	2,091	(2,091)
Ave Maria Rising Dividend Fund	5,263	(5,263)
Ave Maria World Equity Fund	613	(613)
Ave Maria Focused Fund	391,276	(391,276)
Ave Maria Bond Fund	1,941	(1,941)

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Investment transactions and investment income – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Cost of investments includes amortization of premiums and accretion of discounts. Realized gains and losses on investments sold are determined on a specific identification basis. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

(d) Dividends and distributions – Dividends from net investment income, if any, are declared and paid annually in December for the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria World Equity Fund and the Ave Maria Focused Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Ave Maria Rising Dividend Fund and are declared and paid monthly for the Ave Maria Bond Fund. Each Fund expects to distribute any net realized capital gains

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders during the years ended December 31, 2022 and 2021 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions*
Ave Maria Value Fund:
December 31, 2022	$4,214,033	$—	$4,214,033
December 31, 2021	$2,384,142	$22,197,532	$24,581,674
Ave Maria Growth Fund:
December 31, 2022	$2,263,570	$—	$2,263,570
December 31, 2021	$10,716,636	$104,764,978	$115,481,614
Ave Maria Rising Dividend Fund:
December 31, 2022	$13,240,593	$53,530,776	$66,771,369
December 31, 2021	$17,038,866	$76,588,136	$93,627,002
Ave Maria World Equity Fund:
December 31, 2022	$880,100	$—	$880,100
December 31, 2021	$317,947	$—	$317,947
Ave Maria Focused Fund:
December 31, 2022	$—	$—	$—
December 31, 2021	$266,572	$2,502,952	$2,769,524
Ave Maria Bond Fund:
December 31, 2022	$11,120,999	$6,719,406	$17,840,405
December 31, 2021	$9,543,572	$1,414,652	$10,958,224

*

Total Distributions may not tie to the amounts listed on the Statements of Changes in Net Assets due to reclassifications of the character of the distributions as a result of permanent differences between the financial statements and income tax reporting.

(e) Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Common expenses – Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

(g) Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

(i)	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

(ii)	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

(iii)

The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchase and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

The Funds may be subject to foreign taxes related to foreign income received, capital gains on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

2. Investment Advisory Agreements and Transactions with Related Parties

The Chairman and President of the Trust is also the Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Funds, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

Pursuant to Investment Advisory Agreements between the Trust and the Adviser, the Adviser is responsible for the management of each Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

necessary to the operations of the Funds. The Adviser receives fees based on a percentage of the average daily net assets of each Fund, which are accrued daily and paid quarterly, at the annual rates as stated below:

Ave Maria Value Fund	0.75%
Ave Maria Growth Fund	0.75%
Ave Maria Rising Dividend Fund	0.75%
Ave Maria World Equity Fund *	0.75%
Ave Maria Focused Fund *	0.75%
Ave Maria Bond Fund	0.25%

*	Effective May 1, 2022, the Adviser reduced its fees from 0.95% to 0.75% for the Ave Maria World Equity Fund and from 0.85% to 0.75% for the Ave Maria Focused Fund.

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of operating expenses until at least May 1, 2023 so that the ordinary operating expenses of each of the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Focused Fund do not exceed 1.25% per annum of average daily net assets; and so that the ordinary operating expenses of the Ave Maria Bond Fund do not exceed 0.60% per annum of average daily net assets. The Adviser did not reduce its investment advisory fees for any of the Funds during the year ended December 31, 2022.

Any investment advisory fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided the Funds are able to effect such repayment and remain in compliance with any undertaking by the Adviser to limit expenses of the Funds. During the year ended December 31, 2022, the Ave Maria World Equity Fund recouped $40,177 of prior years’ investment advisory fee reductions. As of December 31, 2022, no additional advisory fee reductions are available for recoupment.

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which each Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily NAV per share of each Fund, maintains the financial books and records of the Funds, maintains the records of each shareholder’s account, and processes purchases and redemptions of each Fund’s shares. For the performance of these services, Ultimus receives fees from each Fund computed as a percentage of such Fund’s average daily net assets, subject to a minimum monthly fee.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as each Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) receives from the Trust an annual retainer of $63,000 (except that such fee was $76,500 for the Lead Independent Trustee/Chairman of the Governance Committee and $71,500 for the Chairman of the Audit Committee), payable quarterly; a fee of $6,000 for attendance at each meeting of the Board of Trustees; plus reimbursement of travel and other expenses incurred in attending meetings. Trustee Emeritus, if any, receives one-half of both the annual retainer and fee for attendance at each meeting; plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of the Independent Trustees’ fees and expenses along with the other series of the Trust.

Each member of the Catholic Advisory Board (“CAB”), including Emeritus members, receives an annual retainer of $4,000 (except that such fee is $14,000 for the CAB chairman), payable quarterly; a fee of $3,000 for attendance at each meeting of the CAB; plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of CAB members’ fees and expenses.

3. Investment Transactions

During the year ended December 31, 2022, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
Purchases of investment securities	$122,091,966	$207,777,745	$134,204,734
Proceeds from sales of investment securities	$102,908,627	$300,673,376	$157,048,443

	Ave Maria World Equity Fund	Ave Maria Focused Fund	Ave Maria Bond Fund
Purchases of investment securities	$18,287,593	$42,965,864	$103,158,626
Proceeds from sales and maturities of investment securities	$20,222,355	$35,599,351	$65,445,244

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

During the year ended December 31, 2022, cost of purchases and proceeds from sales and maturities of long-term U.S. government securities for the Ave Maria Bond Fund were $52,044,218 and $35,064,170, respectively.

4. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of December 31, 2022, the Ave Maria Growth Fund and the Ave Maria Rising Dividend Fund had 36.7% and 27.7%, respectively, of the value of their net assets invested in stocks within the technology sector and the Ave Maria Focused Fund had 25.0% of the value of its net assets invested in stocks within the industrials sector.

6. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

AVE MARIA MUTUAL FUNDS

Report of Independent Registered
Public Accounting Firm

To the Shareholders and the Board of Trustees of Schwartz Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Schwartz Investment Trust (the “Funds”) comprising the Ave Maria Value Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria World Equity Fund, Ave Maria Focused Fund, and Ave Maria Bond Fund, including the schedules of investments, as of December 31, 2022, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods listed in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the series constituting the Schwartz Investment Trust as of December 31, 2022, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Series Comprising the Schwartz Investment Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Ave Maria Value Fund Ave Maria Growth Fund Ave Maria Rising Dividend Fund Ave Maria World Equity Fund Ave Maria Bond Fund	For the year ended December 31, 2022	For the years ended December 31, 2022 and 2021	For the years ended December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019 and December 31, 2018
Ave Maria Focused Fund	For the year ended December 31, 2022	For the years ended December 31, 2022 and 2021	For the years ended December 31, 2022, December 31, 2021 and For the period from May 1, 2020 (commencement of operations) through December 31, 2020

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States)

AVE MARIA MUTUAL FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

(PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

February 22, 2023

We have served as the auditor of one or more Schwartz Investment Trust investment companies since 1993.

AVE MARIA MUTUAL FUNDS

Board of Trustees and Executive Officers

(Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Year of Birth	Position Held with the Trust	Length of Time Served
Interested Trustee:
*	George P. Schwartz, CFA	801 W. Ann Arbor Trail, Plymouth, MI	1944	Chairman of the Board/President/Trustee	Since 1992
Independent Trustees:
	Donald J. Dawson, Jr.	801 W. Ann Arbor Trail, Plymouth, MI	1947	Trustee	Since 1993
	John J. McHale, Jr.	801 W. Ann Arbor Trail, Plymouth, MI	1949	Trustee	Since 2014
	Edward J. Miller	801 W. Ann Arbor Trail, Plymouth, MI	1946	Trustee	Since 2017
	William A. Morrow	801 W. Ann Arbor Trail Plymouth, MI	1947	Trustee	Since 2018
Executive Officers:
*	Robert C. Schwartz	801 W. Ann Arbor Trail, Plymouth, MI	1976	Vice President and Secretary	Since 2013
*	Timothy S. Schwartz, CFA	5060 Annunciation Circle, Ave Maria, FL	1971	Treasurer	Since 2000
*	Cathy M. Stoner, CPA, IACCP	801 W. Ann Arbor Trail, Plymouth, MI	1970	Chief Compliance Officer	Since 2010

*

George P. Schwartz, Robert C. Schwartz, Timothy S. Schwartz and Cathy M. Stoner, as affiliated persons of Schwartz Investment Counsel, Inc., the Funds’ investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. George P. Schwartz is the father of Robert C. Schwartz and Timothy S. Schwartz.

Each Trustee oversees seven series of the Trust: the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund, the Ave Maria Focused Fund, the Ave Maria Bond Fund and the Schwartz Value

AVE MARIA MUTUAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Focused Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

George P. Schwartz, CFA is Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. and the co-portfolio manager of the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund.

Donald J. Dawson, Jr. retired in March 2015. Prior to retirement, he was Chairman of Payroll 1, Inc. (a payroll processing company).

John J. McHale, Jr. is a consultant to the Commissioner of Major League Baseball. From 2015 until 2020, he was the Special Assistant to Commissioner of Major League Baseball.

Edward J. Miller retired in 2019. Prior to his retirement, he was Vice Chairman and Director of Detroit Investment Fund from 2001 until 2019 and Invest Detroit Foundation (financiers for redevelopment of Detroit, Michigan) from 2010 until 2019.

William A. Morrow retired in 2017. Prior to his retirement, he was Senior Executive Vice President of Crain Communications, Inc. (business media) from 1985 until 2017.

Robert C. Schwartz is Executive Vice President and Secretary of Schwartz Investment Counsel, Inc.

Timothy S. Schwartz, CFA is President of Schwartz Investment Counsel, Inc. and the lead portfolio manager of the Ave Maria Value Fund.

Cathy M. Stoner, CPA, IACCP is Vice President, Chief Financial Officer, Chief Compliance Officer, and Treasurer of Schwartz Investment Counsel, Inc.

Additional information regarding the Trustees and executive officers of the Trust may be found in the Funds’ Statement of Additional Information and is available without charge upon request by calling (888) 726-9931.

AVE MARIA MUTUAL FUNDS

Catholic Advisory Board

(Unaudited)

The Catholic Advisory Board reviews the companies selected by the Adviser to ensure that the companies operate in a way that is consistent with teachings and core values of the Roman Catholic Church. The Catholic Advisory Board evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations. The following are the members of the Catholic Advisory Board:

Member	Address	Year of Birth	Length of Time Served
Raymond Arroyo	801 W. Ann Arbor Trail, Plymouth, MI	1970	Since 2022
Dr. Scott Hahn, PhD	801 W. Ann Arbor Trail, Plymouth, MI	1957	Since 2018
Lou Holtz, Emeritus	801 W. Ann Arbor Trail, Plymouth, MI	1937	Since 2007
Lawrence Kudlow	801 W. Ann Arbor Trail, Plymouth, MI	1947	Since 2005
Thomas S. Monaghan	801 W. Ann Arbor Trail, Plymouth, MI	1937	Since 2001
Melissa Moschella, PhD	801 W. Ann Arbor Trail, Plymouth, MI	1979	Since 2017
Fr. John Riccardo, STL, Emeritus	801 W. Ann Arbor Trail, Plymouth, MI	1965	Since 2011
Paul R. Roney	801 W. Ann Arbor Trail, Plymouth, MI	1957	Since 2001

Raymond Arroyo is an award-winning journalist, producer and bestselling author. He is a Fox News Contributor and Editorial Adviser to “The Ingraham Angle” and a co-host of Fox Nation’s “Laura and Raymond” with Laura Ingraham. He is the founding News Director, Managing Editor and Lead Anchor of the Eternal World Television Network (EWTN) news and host of “EWTN News” and “The World Over Live.”

Dr. Scott Hahn, PhD is a bestselling author and theology professor at Franciscan University since 1990 and holds the Fr. Michael Scanlan Chair of Biblical Theology and the New Evangelization. He is Founder and President of the St. Paul Center for Biblical Theology and Editor-in-Chief of Emmaus Road Publishing.

Lou Holtz is the former football coach at University of Notre Dame among others, ESPN college football analyst, author and motivational speaker.

Lawrence Kudlow is Host of “Kudlow” on Fox Business Network and a Fox news contributor. He was the Assistant to the President and Director of the National Economic Council for the Trump Administration from April 2018 until January 2021. Prior to that, Mr. Kudlow was CNBC’s Senior Contributor and host of CNBC’s primetime “The Kudlow Report” and a syndicated radio show host. During President Reagan’s first term, Mr. Kudlow was the associate director for economics and planning, Office of Management and Budget. He is the CEO/founder of Kudlow & Co., LLC, an economic research and consulting firm.

AVE MARIA MUTUAL FUNDS
CATHOLIC ADVISORY BOARD
(Unaudited) (Continued)

Thomas S. Monaghan is Chairman of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations) and Chancellor of Ave Maria University. Prior to December 1998, he was Chairman and Chief Executive Officer of Domino’s Pizza, Inc.

Melissa Moschella, PhD is an Associate Professor, School of Philosophy, The Catholic University of America since August 2020. From July 2017 until July 2020, she was an -Assistant Professor of Medical Ethics at Columbia University and from August 2013 until June 2017, she was Assistant Professor of Philosophy at The Catholic University of America. She has published articles about moral and political philosophy and ethics in a number of academic publications. She is also a lecturer and recipient of a number of academic honors and fellowships.

Fr. John Riccardo, STL is a priest of the Archdiocese of Detroit and Executive Director of ACTS XXIX, an organization committed to helping parishes create a road map for evangelization and discipleship.

Paul R. Roney is Executive Director of the Ave Maria Foundation and President of Domino’s Farms Corporation. Prior to December 1998, he was Treasurer of Domino’s Pizza, Inc.

Additional information regarding the Funds’ Catholic Advisory Board members may be found in the Funds’ Statement of Additional Information and is available without charge upon request by calling (888) 726-9331.

AVE MARIA MUTUAL FUNDS

About Your Funds’ Expenses

(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the table below is based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2022) and held until the end of the period (December 31, 2022).

The table that follows illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the U.S Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited) (Continued)

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ Prospectus.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Net Expense Ratio(a)	Expenses Paid During Period(b)
Ave Maria Value Fund
Based on Actual Fund Return	$1,000.00	$ 1,152.40	0.93%	$5.05
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.52	0.93%	$4.74

Ave Maria Growth Fund
Based on Actual Fund Return	$1,000.00	$ 1,044.80	0.91%	$4.69
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.62	0.91%	$4.63

Ave Maria Rising Dividend Fund
Based on Actual Fund Return	$1,000.00	$ 1,085.20	0.91%	$4.78
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.62	0.91%	$4.63

Ave Maria World Equity Fund
Based on Actual Fund Return	$1,000.00	$ 1,050.50	1.09%	$5.63
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,019.71	1.09%	$5.55

Ave Maria Focused Fund
Based on Actual Fund Return	$1,000.00	$ 976.30	1.09%	$5.43
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,019.71	1.09%	$5.55

Ave Maria Bond Fund
Based on Actual Fund Return	$1,000.00	$ 1,020.70	0.41%	$2.09
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,023.14	0.41%	$2.09

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)

Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Actual Fund Return and Hypothetical 5% Return information, respectively.

AVE MARIA MUTUAL FUNDS

Federal Tax Information

(Unaudited)

Capital Gain Distribution – For the year ended December 31, 2022, the following Funds designated long-term capital gain distributions:

Ave Maria Rising Dividend Fund	$53,527,576
Ave Maria Bond Fund	6,717,570

Qualified Dividend Income – The Funds have designated the following of their ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate:

Ave Maria Value Fund	100.00%
Ave Maria Growth Fund	100.00%
Ave Maria Rising Dividend Fund	100.00%
Ave Maria World Equity Fund	100.00%
Ave Maria Bond Fund	26.71%

Dividends Received Deduction – For corporate shareholders, the following percentages of ordinary dividends paid during the year ended December 31, 2022 qualify for the corporate dividends received deduction:

Ave Maria Value Fund	100.00%
Ave Maria Growth Fund	100.00%
Ave Maria Rising Dividend Fund	99.99%
Ave Maria World Equity Fund	100.00%
Ave Maria Bond Fund	22.43%

Foreign Source Income and Expense – The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date. These shareholders will receive more detailed information with their 2022 Form 1099-DIV. The per share amounts designated were:

	Foreign Source Income	Foreign Tax Expense
Ave Maria World Equity Fund	$0.2100	$0.0157

AVE MARIA MUTUAL FUNDS

Other Information

(Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for each of the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The filings are available free of charge, upon request, by calling (888) 726-9331. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

AVE MARIA MUTUAL FUNDS

Liquidity Risk

(Unaudited)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940. The program is reasonably designed to assess, manage, and periodically review each Fund’s liquidity risk, taking into consideration, among other factors, each Fund’s investment strategies and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board of Trustees approved the appointment of a Liquidity Risk Management Program Administrator (the “Liquidity Administrator”), which includes representatives from Schwartz Investment Counsel, Inc., the Funds’ investment adviser. The Liquidity Administrator is responsible for the administration of the program and its policies and procedures and for reporting to the Board on an annual basis regarding the program’s operation, adequacy and effectiveness, as well as any material changes to the program. The Liquidity Administrator assessed each Fund’s liquidity risk profile and the adequacy and effectiveness of the liquidity risk management program’s operations during the period from June 1, 2021 through June 30, 2022 (the “Review Period”) in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on August 5, 2022. During the Review Period, none of the Funds experienced unusual stress or disruption to its operations from any purchase and redemption activity. Also, during the Review Period the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented during the Review Period.

AVE MARIA
MUTUAL FUNDS

Ave Maria Mutual Funds
series of Schwartz Investment Trust
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

Board of Trustees
George P. Schwartz, CFA, Chairman
Donald J. Dawson, Jr.,
Lead Independent Trustee
John J. McHale, Jr.
Edward J. Miller
William A. Morrow

Executive Officers
George P. Schwartz, CFA, President
Robert C. Schwartz, V.P./Secretary
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP,
Chief Compliance Officer

Catholic Advisory Board
Paul R. Roney, Chairman
Raymond Arroyo
Scott Hahn, Ph.D.
Lou Holtz, Emeritus
Larry Kudlow
Thomas S. Monaghan
Melissa Moschella, Ph.D.
Fr. John Riccardo, Emeritus

5060 Annunciation Circle, Suite 101
Ave Maria, Florida 34142

Distributor
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
Sullivan & Worcester, LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

www.avemariafunds.com

(b)	Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has an audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is William A. Morrow. Mr. Morrow is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $186,000 and $174,000 with respect to the registrant’s fiscal years ended December 31, 2022 and 2021, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $24,500 and $22,600 with respect to the registrant’s fiscal years ended December 31, 2022 and 2021, respectively. The services comprising these fees are tax consulting and the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended December 31, 2022 and 2021, aggregate non-audit fees of $24,500 and $22,600, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. During the fiscal years ended December 31, 2022 and 2021, $16,050 and $15,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The registrant’s audit committee determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable

(j)	Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Nominating and Governance Committee shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(1) Not applicable

(2) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schwartz Investment Trust

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President and Principal Executive Officer

Date	March 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President and Principal Executive Officer

Date	March 1, 2023

By (Signature and Title)*		/s/ Timothy S. Schwartz
Timothy S. Schwartz, Treasurer, Principal Financial Officer and Principal Accounting Officer

Date	March 1, 2023

*	Print the name and title of each signing officer under his or her signature.